UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)
Schedule 14A Information
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Astrotech Corporation
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Proxy Statement

Notice of Annual Meeting of Shareholders for the fiscal year ended June 30, 2020

Wednesday, May 26, 2021

9:00 a.m. (Central Standard Time)

AT&T Hotel and Conference Center

1900 University Avenue

Austin, Texas 78705

Thomas B. Pickens III

Director Since: 2004
Age: 64
Board Committees:
Chairman of the Board

Daniel T. Russler, Jr.	Ronald (Ron) W. Cantwell	Tom Wilkinson

Director Since: 2011	Director Since: 2015	Director Since: 2018
Age: 57	Age: 77	Age: 51
Board Committees: Audit,	Board Committees: Audit	Board Committees: Audit,
Compensation, and Corporate Governance and Nominating (Chair)	(Chair), Compensation, and Corporate Governance and Nominating	Compensation (Chair), and Corporate Governance and Nominating

Eric N. Stober	Rajesh Mellacheruvu

With Company Since: 2008	With Company Since: 2015
Age: 43	Age: 51
Chief Financial Officer,	Chief Operating Officer
Treasurer, and Secretary	and Vice President

PROXY STATEMENT

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

April 5, 2021

To the Shareholders of Astrotech Corporation:

You are cordially invited to attend the Annual Meeting of Shareholders for the fiscal year ended June 30, 2020 (the “Annual Meeting”) for Astrotech Corporation (the “Company” or “Astrotech”) to be held at 1900 University Avenue, Austin, Texas 78705 on May 26, 2021, at 9:00 a.m. (Central time). Information about the Annual Meeting, the nominees for directors, and the proposals to be considered are presented in this Notice of Annual Meeting and the Proxy Statement on the following pages. At the meeting you will be asked:

i.	to elect four directors to the Company’s Board of Directors;
ii.	to ratify the appointment of Armanino LLP as our Independent Registered Public Accounting Firm for the 2021 fiscal year;
iii.	to approve the 2021 Omnibus Equity Incentive Plan;
iv.

to approve an amendment to the Company’s Certificate of Incorporation to increase the total number of authorized shares of the Company’s common stock by 200,000,000 shares, to a total of 250,000,000 shares of common stock;

v.	to conduct an advisory vote on the frequency of future executive compensation votes; and
vi.	to transact such other business as may properly come before the meeting and any related adjournments or postponements.

The Board of Directors has approved these proposals and the Company urges you to vote in favor of these proposals and such other matters as may be submitted to you for a vote at the Annual Meeting. The Board of Directors has fixed the close of business on March 31, 2021 as the record date for determining shareholders entitled to notice of, and to vote at, the Annual Meeting.

This Proxy Statement and accompanying proxy card are being mailed to our shareholders along with the Company’s annual report on Form 10-K for the fiscal year ended June 30, 2020 (the “Form 10-K”). Voting can be completed by returning the proxy card, by telephone at 1-888-457-2959 or online at www.proxyvoting.com/ASTC. Only your latest-dated proxy card will count, and any proxy may be revoked at any time prior to its exercise at the Annual Meeting as described in this Proxy Statement. Further detail can be found on the proxy card and in the “Voting of Proxies” section included below.

Important notice regarding the availability of proxy materials of the Annual Meeting to be held on May 26, 2021. This Proxy Statement and Form 10-K are available at www.astrotechcorp.com under the heading “For Investors.”

Thank you for your assistance in voting your shares promptly.

By Order of the Board of Directors,

Eric Stober Chief Financial Officer, Treasurer and Secretary Austin, Texas

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE
MEETING, PLEASE MARK, SIGN, AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN
THE ENCLOSED ENVELOPE TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT
THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH
TO DO SO, EVEN IF YOU HAVE PREVIOUSLY SUBMITTED YOUR PROXY.

PROXY STATEMENT

GENERAL INFORMATION

This Proxy Statement is furnished to holders of Astrotech's common stock, $0.001 par value per share (“Common Stock”), as of the record date March 31, 2021 in connection with the solicitation by the Board of Directors of Astrotech Corporation, a Delaware corporation, of proxies to be voted at the Annual Meeting to be held on May 26, 2021, at 9:00 a.m. (Central time) at 1900 University Avenue, Austin, Texas 78705. This Proxy Statement, the accompanying proxy card, and the Form 10-K are being distributed to shareholders on or about April 5, 2021.

At the meeting you will be asked:

i.	to elect four directors to the Company’s Board of Directors;
ii.	to ratify the appointment of Armanino LLP as our Independent Registered Public Accounting Firm for the 2021 fiscal year;
iii.	to approve the 2021 Omnibus Equity Incentive Plan;
iv.

to approve an amendment to the Company’s Certificate of Incorporation to increase the total number of authorized shares of the Company’s common stock by 200,000,000 shares, to a total of 250,000,000 shares of common stock;

v.	to conduct an advisory vote on the frequency of future executive compensation (“Say-on-Pay”) votes (the “Say-on-Frequency” vote); and
vi.	to transact such other business as may properly come before the meeting and any related adjournments or postponements.

Internet Availability of Proxy Materials

In addition to mailing paper copies of the Company’s Proxy Statement and Form 10-K, Astrotech is making these materials available to its shareholders via the internet. The Proxy Statement and Form 10-K are available free of charge at www.astrotechcorp.com under the heading “For Investors.”

Record Date and Voting Securities

The Board of Directors has fixed the close of business on March 31, 2021 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. As of the record date, there were [    ] shares of Common Stock outstanding, which includes [    ] shares of restricted stock with voting rights. Holders of common stock and restricted stock with voting rights are entitled to notice of the Annual Meeting and to one vote per share of common stock owned and restricted stock with voting rights granted at the Annual Meeting as of the record date. No shareholder will be allowed to cumulate votes.

Proxies

The Board of Directors is soliciting a proxy in the form accompanying this Proxy Statement for use at the Annual Meeting and will not vote the proxy at any other meeting. Mr. Thomas B. Pickens III is the person named as proxy on the proxy card accompanying this Proxy Statement and who the Board of Directors has selected to serve in such capacity. Mr. Pickens is Chairman of the Board of Directors and Chief Executive Officer of Astrotech Corporation. In the event that Mr. Pickens cannot serve in such capacity, Mr. Eric N. Stober will be named as proxy. Mr. Stober is the Chief Financial Officer, Treasurer, and Secretary of the Company.

Revocation of Proxies

Each shareholder giving a proxy has the power to revoke it at any time before the shares represented by that proxy are voted. Revocation of a proxy is effective when the Secretary of the Company receives either (i) an instrument revoking the proxy or (ii) a duly executed proxy bearing a later date. Additionally, a shareholder may change or revoke a previously executed proxy by voting in person at the Annual Meeting.

Voting of Proxies

Because many Astrotech shareholders are unable to attend the Annual Meeting, the Board of Directors solicits proxies to give each shareholder an opportunity to vote on all matters scheduled to come before the meeting as set forth in this Proxy Statement. Shareholders are urged to read carefully the material in this Proxy Statement and vote through one of the following methods:

i.	Fully completing, signing, dating and timely mailing the proxy card;
ii.	Calling 1-888-457-2959 and following the instructions provided on the phone line; or
iii.	Accessing the internet voting site at www.proxyvoting.com/ASTC and following the instructions provided on the website.

Please keep your proxy card with you when voting via the telephone or internet. All votes via the telephone or internet must be submitted by 11:59 p.m. (Eastern-time) on May 25, 2021 in order to be counted. Each proxy card that is (i) properly executed, (ii) timely received by the Company before or at the Annual Meeting, and (iii) not properly revoked by the shareholder pursuant to the instructions above will be voted in accordance with the directions specified on the proxy and otherwise in accordance with the judgment of the persons designated therein as proxies. If no choice is specified and the proxy is properly signed and returned, the shares will be voted by the Board appointed proxy in accordance with the recommendations of the Board of Directors.

Vote Required for Quorum

The holders of at least one-third of all of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting, whether present in person or represented by proxy, will constitute a quorum.

Vote Required for Director Elections

The election of the four directors requires the vote of a plurality of the shares of Common Stock represented at the Annual Meeting. Abstentions will have no effect on the election of directors since only votes “For” or “Against” a nominee will be counted.

Vote Required for Auditor Ratification and Approval of the 2021 Omnibus Equity Incentive Plan

The ratification of the appointment of Armanino LLP as our Independent Registered Public Accounting Firm for the 2021 fiscal year and the approval of the 2021 Omnibus Equity Incentive Plan require the affirmative vote of a majority of the total number of votes cast at the Annual Meeting by the holders of Common Stock. Abstentions will have no effect on Proposals 2 and 3.

Vote Required for Charter Amendment

The approval of the charter amendment to increase the total number of authorized shares of the Company’s Common Stock requires the vote of the majority of the shares of Common Stock outstanding on the record date, which requires the approval of the holders of [   ] shares of Common Stock outstanding on the record date. Abstentions will have the effect of a vote “Against” Proposal 4.

Vote Required for Say-on-Frequency

For the Say-on-Frequency vote, the frequency - “1 Year,” “2 Years” or “3 Years” - receiving the highest number of affirmative votes of the holders of shares represented and voting at the Annual Meeting, either in person or by proxy, will be determined to be the preferred frequency of holding future votes regarding executive compensation.  Although the outcome of this advisory vote on the frequency of Say-on-Pay votes is non-binding, the Compensation Committee and our Board will review and consider the outcome of this vote when making future compensation decisions for our named executive officers.

Method of Tabulation and Broker Voting

One or more inspectors of election appointed for the meeting will tabulate the votes cast in person or by proxy at the Annual Meeting and will determine whether or not a quorum is present. The inspectors of election will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum and the approval of any matter submitted to the shareholders for a vote.

Many of the Company’s shares of common stock are held in “street name,” meaning that a depository, broker-dealer or other financial institution holds the shares in its name, but such shares are beneficially owned by another person. Generally, a street name holder must receive direction from the beneficial owner of the shares to vote on issues other than routine shareholder matters such as the ratification of auditors. If a broker indicates on a proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered present and entitled to vote at the Annual Meeting for such matter. Proposal 1 is considered non-routine and brokers are prohibited from voting in the absence of instructions from the beneficial owners; therefore, broker non-votes will have no effect on determinations of plurality for Proposal 1. Proposal 2 is considered a “routine” matter; therefore, brokers will be able to vote uninstructed shares on those proposals. For Proposals 3 and 4, brokers may not vote on these proposals without instructions from the beneficial owners; therefore, broker non-votes will have no effect on the outcome for Proposal 3 and will have the same impact as a negative vote on the outcome of Proposal 4 since those shares will not be voted “For.” For Proposal 5, only votes “For” a specified frequency will be counted, so broker non-votes will have no effect on determination of plurality for that proposal.

Form 10-K

The Form 10-K is being mailed to you with this proxy statement. The Form 10-K and other periodic reports of the Company are also available through the Securities and Exchange Commission's (“SEC”) website at www.sec.gov and the Company’s website at www.astrotechcorp.com under the heading “For Investors.” Shareholders may obtain, without charge, additional copies of the Company’s 2020 Annual Report on Form 10-K. For copies, please contact Investor Relations at IR@astrotechcorp.com or at the address of the Company’s principal executive office: Astrotech Corporation, 2028 E. Ben White Blvd., Suite 240-9530, Austin, Texas 78741.

CORPORATE GOVERNANCE

The Company’s business affairs are managed under the direction of our Board of Directors in accordance with the Delaware General Corporation Law and the Certificate of Incorporation and Bylaws of the Company. The role of the Board of Directors is to effectively govern the affairs of the Company for the benefit of the Company’s shareholders and to ensure that Astrotech’s activities are conducted in a responsible and ethical manner. The Board of Directors strives to ensure the success of the Company through the election and appointment of qualified management, which regularly keeps members of the Board of Directors informed regarding the Company’s business and industry. The Board of Directors is committed to the maintenance of sound corporate governance principles.

The Company operates under corporate governance principles and practices that are reflected in a set of written Corporate Governance Policies which are available on the Company’s website at www.astrotechcorp.com under the heading “For Investors.” These include the following:

•	Code of Ethics and Business Conduct
•	Code of Ethics for Senior Financial Officers
•	Shareholder Communications with Directors Policy
•	Complaint and Reporting Procedures for Accounting and Auditing Matters
•	Audit Committee Charter
•	Compensation Committee Charter
•	Corporate Governance and Nominating Committee Charter

Code of Ethics and Business Conduct

The Company’s Code of Ethics and Business Conduct applies to all directors, officers, and employees of Astrotech. The key principles of this code include acting legally and ethically, speaking up, getting advice, and dealing fairly with the Company’s shareholders. The Code of Ethics and Business Conduct is available on the Company’s website at www.astrotechcorp.com under the heading “For Investors” and a copy is available to the Company’s shareholders upon request. The Code of Ethics and Business Conduct meets the requirements for a “Code of Conduct” under NASDAQ rules.

Code of Ethics for Senior Financial Officers

The Company’s Code of Ethics for Senior Financial Officers applies to the Company’s Chief Executive Officer (“CEO”), Chief Financial Officer (“CFO”), Chief Operating Officering (“COO”), and Corporate Controller. The key principles of this Code include acting legally and ethically, promoting honest business conduct, and providing timely and meaningful financial disclosures to the Company’s shareholders. The Code of Ethics for Senior Financial Professionals is available on the Company’s website at www.astrotechcorp.com under the heading “For Investors” and a copy is available to the Company’s shareholders upon request. The Code of Ethics for Senior Financial Professionals meets the requirements of a “Code of Ethics” under SEC rules.

Shareholder Communications with Directors Policy

The Company’s Shareholder Communications with Directors Policy provides a medium for shareholders to communicate with the Board of Directors. Under this policy, shareholders may communicate with the Board of Directors or specific Board members by sending a letter to Astrotech Corporation, Shareholder Communications with the Board of Directors, Attn: Secretary, 2028 E. Ben White Blvd., Suite 240-9530, Austin, Texas 78741. Such communications should specify the intended recipient or recipients. All such communications, other than unsolicited commercial solicitations, will be forwarded to the appropriate director, or directors, for review.

Complaint and Reporting Procedures for Accounting and Auditing Matters

The Company’s Complaint and Reporting Procedures for Accounting and Auditing Matters provide for the (i) receipt, retention, and treatment of complaints, reports, and concerns regarding accounting, internal accounting controls, or auditing matters and (ii) confidential, anonymous submission of complaints, reports, and concerns by employees regarding questionable accounting or auditing matters. Complaints may be made to a toll-free independent “Integrity Helpline” telephone number and to a dedicated e-mail address. Complaints received are logged by the Company’s legal counsel, communicated to the Company’s Audit Committee, and investigated under the direction of the Company’s Audit Committee. In accordance with Section 806 of the Sarbanes-Oxley Act of 2002, these procedures prohibit the Company from taking adverse action against any person submitting a good faith complaint, report, or concern.

The Board of Directors Role in Risk Oversight

The Board has determined that the combined role of Chairman and CEO is appropriate for the Company as it promotes unified leadership and direction for the Company, allowing for a single, clear focus for management to execute the Company’s strategy and business plans. This structure also avoids the added costs and inefficiencies that would result by mandating an independent Chairman. The Board believes that the governance structure allows the Board to effectively work with the combined role of Chairman and CEO.

The Board of Directors strives to balance the risk and return ratio for all Astrotech shareholders. In doing so, management maintains regular communication with the Board of Directors, both on a formal and informal basis. This includes conversations on the state of the business, the industry, and the overall economic environment with Astrotech management during formal Board of Directors meetings, formal Committee meetings, and in more frequent informal conversations. Additionally, the Board of Directors utilizes its committees to consider specific topics which require further focus, skill sets, and/or independence. The Audit Committee coordinates the Board of Directors’ oversight of the Company’s internal control over financial reporting, disclosure controls and procedures, and code of conduct. Management regularly reports to the Audit Committee on these areas. The Compensation Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to the management of risks arising from our compensation policies and programs. The Nominating and Corporate Governance Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to the management of risks associated with Board of Directors’ organization, membership and structure, succession planning for our directors, and corporate governance.

Board of Directors

The Board held a total of eight meetings during fiscal 2020 and acted eleven times by written consent. All of our directors are expected to attend each meeting of our Board and the committees on which they serve and are encouraged to attend annual shareholder meetings, to the extent reasonably possible. All directors attended 96% of the aggregate of the meetings of our Board and committees on which they served in fiscal 2020 held during the period in which they served as directors. All of our then five directors attended our 2019 annual meeting of shareholders.

Committees of the Board of Directors

During fiscal year 2020, the Board of Directors had three standing committees: an Audit Committee, a Compensation Committee, and a Corporate Governance and Nominating Committee.

Each such committee currently consists of three persons, and each member of the Audit, Compensation, and Corporate Governance and Nominating Committees meet the independence requirements of the NASDAQ’s Listing Rules.

The Company periodically reviews, both internally and with the Board of Directors, the provisions of the Sarbanes-Oxley Act of 2002 and the rules of the SEC and NASDAQ regarding corporate governance policies, processes, and listing standards. In conformity with the requirement of such rules and listing standards, we have adopted a written Audit Committee Charter, a Compensation Committee Charter, and a Corporate Governance and Nominating Committee Charter, each of which may be found on the Company’s website at www.astrotechcorp.com under the heading “For Investors” or by writing to Astrotech Corporation, Attn: Investor Relations, 2028 E. Ben White Blvd., Suite 240-9530, Austin, Texas 78741 and requesting copies.

Audit Committee

The Audit Committee is composed solely of independent directors that meet the requirements of NASDAQ and SEC rules and operates under a written charter adopted by the Audit Committee and approved by the Board of Directors. The charter is available on the Company’s website at www.astrotechcorp.com under the heading “For Investors.” The Audit Committee is responsible for appointing and compensating a firm of independent auditors to audit the Company’s financial statements, as well as oversight of the performance and review of the scope of the audit performed by the Company’s Independent Registered Public Accounting Firm. The Audit Committee also reviews audit plans and procedures, changes in accounting policies, and the use of the independent auditors for non-audit services. As of the end of fiscal year 2020, the Audit Committee consisted of Messrs. Cantwell (Chairman), Russler, and Wilkinson.

During fiscal year 2020, the Audit Committee met four times. The Board of Directors has determined that each of Messrs. Cantwell, Russler, and Wilkinson met the qualification guidelines as an “audit committee financial expert” as such term is defined in Item 407(d)(5)(ii) of Regulation S-K promulgated by the SEC.

Audit Committee Pre-Approval Policy and Procedures

The Audit Committee is responsible for appointing, setting compensation for, and overseeing the work of Armanino LLP, the Company’s independent auditor. Audit Committee policy requires the pre-approval of all audit and permissible non-audit services to be provided by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. The policy, as amended, provides for the general pre-approval of specific types of services and gives detailed guidance to management as to the specific audit, audit-related, and tax services that are eligible for general pre-approval. For both audit and non-audit pre-approvals, the Audit Committee will consider whether such services are consistent with applicable law and SEC rules and regulations concerning auditor independence.

The policy delegates to the Chairman of the Audit Committee the authority to grant certain specific pre-approvals, provided that the Chairman of the Audit Committee is required to report the granting of any pre-approvals to the Audit Committee at its next regularly scheduled meeting. The policy prohibits the Audit Committee from delegating to management the Audit Committee’s responsibility to pre-approve services performed by the independent auditor.

Requests for pre-approval of services must be detailed as to the particular services proposed to be provided and are to be submitted by the CFO. Each request generally must include a detailed description of the type and scope of services, a proposed staffing plan, a budget of the proposed fees for such services, and a general timetable for the performance of such services.

The Report of the Audit Committee can be found in this Proxy Statement following the Proposal 2 description.

Compensation Committee

The Compensation Committee is composed solely of independent directors that meet the requirements of NASDAQ and SEC rules and operates under a written charter adopted by the Compensation Committee and approved by the Board of Directors in May 2004 and amended in May 2005. The charter is available on the Company’s website at www.astrotechcorp.com under the heading “For Investors.” The Compensation Committee is responsible for determining the compensation and benefits of all executive officers of the Company and establishing general policies relating to compensation and benefits of employees of the Company. The Compensation Committee is delegated all authority of the Board of Directors as may be required or advisable to fulfill the purposes of the Compensation Committee. Meetings may, at the discretion of the Compensation Committee, include members of the Company’s management, other members of the Board of Directors, consultants or advisors, and such other persons as the Compensation Committee or its chairperson may determine in an informational or advisory capacity.

The Board of Directors annually considers the performance of our Chief Executive Officer. Meetings to determine the compensation of the CEO must be held in executive session. Meetings to determine the compensation of any officer of the Company other than the CEO may be attended by the CEO, but the CEO may not vote on these matters.

The Compensation Committee also administers the Company’s 2011 Stock Incentive Plan and 2008 Stock Incentive Plan in accordance with the terms and conditions set forth in those plans. As of the end of fiscal year 2020, the Compensation Committee consisted of Messrs. Wilkinson (Chairman), Russler, and Cantwell. During fiscal year 2020, the Compensation Committee met one time.

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee was created by the Board of Directors. The Corporate Governance and Nominating Committee is comprised solely of independent directors that meet the requirements of NASDAQ and SEC rules and operates under a written charter adopted by the Corporate Governance and Nominating Committee and approved by the Board of Directors. The charter is available on the Company’s website at www.astrotechcorp.com under the heading “For Investors.” The primary purpose of the Corporate Governance and Nominating Committee is to provide oversight on the broad range of issues surrounding the composition and operation of the Board of Directors, including identifying individuals qualified to become Board of Directors members and recommending director nominees for the next Annual Meeting of Shareholders. As of the end of fiscal year 2020, the Corporate Governance and Nominating Committee consisted of Messrs. Russler (Chairman), Adams, and Wilkinson. Effective December 31, 2020, Mr. Adams resigned from the Board of Directors of the Company. Such resignation was not in connection with any known disagreement with the Company on any matter. Following his resignation, Mr. Cantwell was appointed to the Corporate Governance and Nominating Committee. During fiscal year 2020, the Corporate Governance and Nominating Committee did not meet.

Director Nomination Process

Regarding nominations for directors, the Corporate Governance and Nominating Committee identifies nominees in various ways. The Corporate Governance and Nominating Committee considers the current directors that have expressed interest in, and that continue to satisfy, the criteria for serving on the Board of Directors. Other nominees may be proposed by current directors, members of management, or by shareholders. From time to time, the Corporate Governance and Nominating Committee may engage a professional firm to identify and evaluate potential director nominees. Regarding the skills of the director candidate, the Corporate Governance and Nominating Committee considers individuals with industry and professional experience that complements the Company’s goals and strategic direction. The Corporate Governance and Nominating Committee has established certain criteria it considers as guidelines in considering nominations for the Board of Directors. The criteria include:

•	the candidate’s independence;
•	the candidate’s depth of business experience;
•	the candidate’s availability to serve;
•	the candidate’s integrity and personal and professional ethics;
•	the diversity of experience and background relative to the Board of Directors as a whole; and
•	the need for specific expertise on the Board of Directors.

The above criteria are not exhaustive and the Corporate Governance and Nominating Committee may consider other qualifications and attributes which they believe are appropriate in evaluating the ability of an individual to serve as a member of the Board of Directors. In order to ensure that the Board of Directors consists of members with a variety of perspectives and skills, the Corporate Governance and Nominating Committee has not set any minimum qualifications and also considers candidates with appropriate non-business backgrounds. Other than ensuring that at least one member of the Board of Directors is a financial expert and a majority of the Board of Directors meet all applicable independence requirements, the Corporate Governance and Nominating Committee looks for how the candidate can adequately address his or her fiduciary requirement and contribute to building shareholder value. With regards to diversity, the Company does not have a formal policy for the consideration of diversity in Board of Director candidates, but Company practice has historically considered this in director nominees and the Company expects to continue to in future nomination and review processes.

The Corporate Governance and Nominating Committee will consider, for possible Board endorsement, director candidates recommended by shareholders. For purposes of the 2020 Annual Meeting, the Governance and Nominating Committee will consider any nominations received by the Secretary from a shareholder of record on or before March 27, 2021 (the 60th calendar day before the Annual Meeting). Any such nomination must be made in writing, must be accompanied by all nominee information that is required under the federal securities laws, and must include the nominee’s written consent to be named in this Proxy Statement. The nominee must be willing to allow the Company to complete a background check. The nominating shareholder must submit their name and address, as well as that of the beneficial owner, if applicable, and the class and number of shares of Astrotech common stock that are owned beneficially and of record by such shareholder and such beneficial owner. Finally, the nominating shareholder must discuss the nominee’s qualifications to serve as a director.

Director Attendance at Annual Shareholder Meetings

The Board of Directors members are expected to attend our annual shareholder meetings. All of our then five directors attended our previous Annual Meeting of Shareholders.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors, executive officers, and persons who beneficially own more than 10% of the Company’s common stock to file reports of ownership and changes in ownership with the SEC. Such directors, executive officers, and greater than 10% shareholders are required by SEC regulation to furnish to the Company copies of all Section 16(a) forms they file. Due dates for the reports are specified by those laws, and the Company is required to disclose in this document any failure in the past fiscal year to file by the required dates. Based upon a review of the copies of such forms furnished to us, we believe that all filings required to be made pursuant to Section 16(a) of the Exchange Act during the year ended June 30, 2020 (and the subsequent period through the date of this proxy statement) were filed in a timely manner.

PROPOSAL 1 – ELECTION OF DIRECTORS

The Corporate Governance and Nominating Committee, which is comprised entirely of independent directors, has carefully considered all director nominees. Upon the recommendation of the Corporate Governance and Nominating Committee, the Board of Directors has nominated Thomas B. Pickens III, Daniel T. Russler, Jr., Ronald W. Cantwell, and Tom Wilkinson to the Board of Directors to serve as directors until the 2021 Annual Meeting of Shareholders. Each nominee has agreed to serve if elected.

All members of the Board of Directors are expected to be elected at the Annual Meeting. All directors shall hold office until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified, or their earlier removal or resignation from office. The Company’s Certificate of Incorporation authorizes the Board of Directors from time to time to determine the number of its members. Vacancies in unexpired terms and any additional director positions created by Board action may be filled by action of the existing Board of Directors at that time, and any director who is appointed in this fashion will serve until the next Annual Meeting of Shareholders and until a successor is duly elected and qualified, or their earlier removal or resignation from office.

The Board of Directors has determined that three of the four director nominees (indicated by asterisk in the table below) have no relationship that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and are “independent directors” as defined by Rule 5605(a)(2) of the NASDAQ’s Listing Rules.

Not less than annually, the Board of Directors undertakes the review and approval of all related party transactions. Related party transactions include transactions valued at greater than $120,000 between the Company and any of the Company’s executive officers, directors, nominees for director, holders of greater than 5% of Astrotech’s shares, and any of such parties’ immediate family members. The purpose of this review is to ensure that such transactions, if any, were approved in accordance with our Code of Ethics and Business Conduct and for the purpose of determining whether any of such transactions impacted the independence of such directors. During fiscal year 2020, the Company entered into two private placement transactions in the form of secured promissory notes totaling $2.5 million with Mr. Thomas B. Pickens, III, the Company’s Chief Executive Officer and Chairman of the Board of Directors. The promissory notes originally matured on September 5, 2020; however, on August 24, 2020, the Company and Mr. Pickens agreed to extend the maturity date of the promissory notes to September 5, 2021. There were no related party transactions during fiscal year 2019. The Board has affirmatively determined that none of the independent directors is an officer or employee of the Company or any of Astrotech’s subsidiaries and none of such persons have any relationships which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Ownership of a significant amount of our stock, by itself, does not constitute a material relationship.

The Board of Directors held eight meetings during the fiscal year ended June 30, 2020 and all directors attended at least 96% of the meetings of the Board of Directors. The members of each committee and the chair of each committee are appointed annually by the Board of Directors.

Information about the number of shares of Common Stock beneficially owned by each director appears later in this Proxy Statement under the heading “Security Ownership of Directors, Executive Officers, and Principal Shareholders.”

Directors’ Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE FOLLOWING NOMINEES:

Thomas B. Pickens III	Ronald W. Cantwell *
Daniel T. Russler, Jr. *	* Indicates independent director
Tom Wilkinson *

INFORMATION ABOUT DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

Current Directors Nominated for Re-election

Thomas B. Pickens III
Chairman and Chief Executive Officer of Astrotech Corporation

Mr. Pickens currently serves as Chairman of the Board and Chief Executive Officer of Astrotech Corporation (NASDAQ: ASTC) and has held that position since January 2007. Mr. Pickens also currently serves as CEO of the Astrotech subsidiaries AgLAB Inc., BreathTech Corporation, and Astral Images Inc.

From 1982 to 1984, Mr. Pickens was the founder and President of Beta Computer Systems, Inc.; from 1985 to 1995, founder and President of T.B. Pickens & Co.; from 1986 to 1988, founder and General Partner of Grace Pickens Acquisition Partners L.P.; from 1988 to 1989, founder and Managing Partner of Sumpter Partners. From 1988 to 1994, Mr. Pickens was the CEO of Catalyst Energy Corporation and CEO of United Thermal Corporation (NYSE), President of Golden Bear Corporation, President of United Hydro, Inc., President of Slate Creek Corporation and President of Eury Dam Corporation. From 1995 to 2003, Mr. Pickens was the founder and CEO of U.S. Utilities, The Code Corporation, Great Southern Water Corp., South Carolina Water & Sewer, Inc. and the founder and Managing Partner of Pickens Capital Income Fund L.P. From 2004 to 2006, he was the Co-Chairman of the Equity Committee during the bankruptcy of Mirant Corp. (NASDAQ: MIRKQ).

Mr. Pickens is currently the Chairman of the Board of Astrotech Corporation, 1st Detect Corporation, AgLAB, Inc., and BreathTech Corporation and was the Chairman of the Board of Xplore Technologies Corporation (NASDAQ: XPLR) until it was sold to Zebra Technologies (NASDAQ: ZBRA) in July 2018. He has served as the Chairman of the Board of Astrotech Space Operations, Inc., Beta Computer Systems, Inc., Catalyst Energy Corporation, United Thermal (NYSE), Century Power Corporation, Vidilia Hydroelectric Corporation, U.S. Utilities, Great Southern Water Corp. and South Carolina Water & Sewer, Inc. He has served as a member on the boards of Trenwick America Reinsurance Corporation, Spacehab Inc. (NASDAQ), Advocate MD, Optifab, Inc. (NASDAQ) and was the New York chapter Chairman of United Shareholders Association, a shareholders’ rights organization.

Daniel T. Russler, Jr.
Principal, Family Asset Management, LLC

Daniel Russler has more than 25 years of capital markets, development and entrepreneurial experiences, including an extensive background in sales and trading of a broad variety of equity, fixed income and private placement securities. Since 2003, Mr. Russler founded and has been the Principal Partner of Family Asset Management, LLC, a multi-family office providing high net worth individuals and families with financial services. Mr. Russler has held portfolio and risk management positions at First Union Securities, Inc., J.C. Bradford & Co., William R. Hough & Co., New Japan Securities International, and Bankers Trust Company. He also worked for the U.S. Generating Company, a joint venture between Bechtel and Pacific Gas & Electric, in project development and finance on cogeneration power facilities.

Mr. Russler received an MBA from the Owen Graduate School of Management at Vanderbilt University and a Bachelor's degree in English and political science from the University of North Carolina. Mr. Russler has extensive knowledge of finance, entrepreneurship, investment allocation and capital raising matters that the Board of Directors feels will add value to the Company for the shareholders.  The Board of Directors has determined that Mr. Russler meets the qualification guidelines as an “audit committee financial expert” as defined by the SEC rules. Mr. Russler is Chairman of the Governance and Nominating Committee and serves on both the Audit Committee and the Compensation Committee.

Ronald (Ron) W. Cantwell
President, VC Holdings, Inc.

Ron Cantwell is President of VC Holdings, Inc., through which Mr. Cantwell provides advisory services in corporate and project investment structuring, mergers and acquisitions, financial restructuring and operations management. In addition, Mr. Cantwell serves as Chairman and Chief Executive Officer of Catalyst Group, Inc., and spent nineteen years in public accounting, most recently as a Tax Partner in the Ernst & Young, LLP Dallas office.

Mr. Cantwell graduated with honors from the University of Wisconsin in Madison and is licensed as a certified public accountant.  Mr. Cantwell has a 47-year background in corporate and project investment structuring, mergers and acquisitions, financial/tax/regulatory restructuring and reporting and operational management. The Board of Directors has determined that Mr. Cantwell meets the qualification guidelines as an “audit committee financial expert” as defined by the SEC rules.  Mr. Cantwell is Chairman of the Audit Committee and serves on the Compensation Committee.

Tom Wilkinson
Chief Executive Officer, Sonim Technologies

Mr. Wilkinson is the Chief Executive Officer of Sonim Technologies (NASDAQ:SONM) and the former Chief Executive Officer of Cipherloc Corporation (OTCBB:CLOK), where he continues to serve as Chairman of the Board and the former Chief Executive Officer of Xplore Technologies Corp. (NASDAQ:XPLR) which was sold to Zebra Technologies in July 2018. Prior to becoming the Chief Executive Officer of Xplore Technologies Corp., Mr. Wilkinson served as the Chief Financial Officer of this international rugged tablet company. Prior to his tenure at Xplore, he served as Chief Financial Officer for Amherst Holdings, a financial services company focused on real estate and real estate financing. In this role, Mr. Wilkinson took part in the successful sale of Amherst’s broker dealer subsidiary, significant capital generation for new strategies and the spin-off of one of the largest single-family equity businesses in the United States. Mr. Wilkinson was the co-founder and Managing Partner of PMB Helin Donovan, a multi-office regional accounting firm where he led the growth of the firm both organically and through acquisition to one of the top 200 firms in the United States. His clients included a large number of US Public Companies and international businesses.

Mr. Wilkinson has brought to our Board significant financial experience, as well as mergers and acquisitions, international business and executive compensation expertise after joining the Board and becoming Chairman of the Compensation Committee in October 2018. He has both Master’s and Bachelor’s degrees from the University of Texas and is a Certified Public Accountant in Texas and Colorado. The Board of Directors has determined that Mr. Wilkinson meets the qualification guidelines as an “audit committee financial expert” as defined by the SEC rules. Mr. Wilkinson is Chairman of the Compensation Committee and serves on the Audit Committee and the Corporate Governance and Nominating Committee.

Director Independence and Financial Experts

The Audit Committee, the Compensation Committee, and the Corporate Governance and Nominating Committee charters require that each member meet: (i) all applicable criteria defining “independence” that may be prescribed from time to time under NASDAQ Listing Rule 5605(a)(2), Rule 10A-(3) under the Securities Exchange Act of 1934 and other related rules and listing standards, (ii) the criteria for a “non-employee director” within the meaning of Rule 16b-3 promulgated by the SEC under the Securities Exchange Act of 1934, and (iii) the criteria for an “outside director” within the meaning of Section 162(m)(4)(C) of the Internal Revenue Code.

The Company’s Board of Directors also annually makes an affirmative determination that all such “independence” standards have been and continue to be met by the independent directors and members of each of the three committees, that each director qualifying as independent is neither an officer nor an employee of Astrotech or any of its subsidiaries nor an individual that has any relationship with Astrotech or any of its subsidiaries, or with management (either directly or as a partner, shareholder or officer of an entity that has such a relationship) which, in the Board of Directors’ opinion, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In addition, a director is presumptively considered not independent if:

•	The director, at any time within the past three years, was employed by Astrotech or any of its subsidiaries;
•

The director or a family member received payments from Astrotech or any of its subsidiaries in excess of $120,000 during any period of twelve consecutive months within the preceding three years (other than for Board or Committee service, from investments in the Company’s securities or from certain other qualifying exceptions);

•

The director is, or has a family member who is, a partner, an executive officer or controlling shareholder of any entity to which Astrotech made to or received from payments for property or services in the current or in any of the prior three years that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more (other than, with other minor exceptions, payments arising solely from investments in the Company’s securities);

•	The director is, or has a family member who is, employed as an executive officer of Astrotech or any of its subsidiaries any time within the prior three years;
•

The director is, or has a family member who is, employed as an executive officer of another entity where at any time within the prior three years any of Astrotech’s officers served on the compensation committee of the other entity; or

•

The director is, or has a family member who is, a current partner of Astrotech Corporation’s independent auditing firm, or was a partner or employee of that firm who worked on the Company’s audit at any time during the prior three years.

The Board of Directors has determined each of the following directors and director nominees to be an “independent director” as such term is defined by Rule 5605(a)(2) of the NASDAQ Listing Rules: Daniel T. Russler, Jr., Ronald W. Cantwell, and Tom Wilkinson.

The Board of Directors has also determined that each member of the Audit Committee, Compensation Committee, and Corporate Governance and Nominating Committee during the past fiscal year and the proposed nominees for the upcoming fiscal year meets the independence requirements applicable to those Committees prescribed by NASDAQ and SEC rules.

Certain Relationships and Related Transactions

Except as set forth above, there were no other transactions or series of similar transactions to which we were a party, and there is currently no proposed transactions or series of similar transactions to which we will be a party, in which the amount involved exceeded or will exceed the lesser of (i) $120,000 or (ii) one percent of the average of our total assets at year-end for the last two completed fiscal years and in which any related person had or will have a direct or indirect material interest.

Director or Officer Involvement in Certain Legal Proceedings

The Company’s directors and executive officers were not involved in any legal proceedings described in Item 401(f) of Regulation S-K in the past ten years.

Executive Officers and Key Employees of the Company Who Are Not Nominees

Set forth below is a summary of the background and business experience of the executive officers of the Company who are not also nominees of the Board of Directors:

Eric N. Stober
Chief Financial Officer, Treasurer and Secretary

Eric Stober joined Astrotech Corporation in 2008 and was promoted to Chief Financial Officer, Treasurer and Secretary in 2013. Mr. Stober was instrumental in the successful sale of Astrotech Space Operations to Lockheed Martin and the raise of significant capital through a variety of equity and debt investment vehicles and grant opportunities. Mr. Stober brings significant experience in private equity, finance and business start-ups. Prior to joining Astrotech Corporation, he worked at the private equity firm Virtus Financial Group analyzing prospective middle market investments. Additionally, Mr. Stober founded or co-founded several companies, including a web advertising company, a small business tax and financial advisory firm, a sports-based media and entertainment company, and a service provider sourcing company. He has also helped numerous companies raise start-up or growth capital. Mr. Stober began his professional career in wealth management working for Ayco, which was acquired by Goldman Sachs (NYSE: GS), and Lehman Brothers (formerly NYSE: LEH).

Mr. Stober has an MBA from the McCombs School of Business at the University of Texas where he was the President of the MBA Entrepreneur Society. He also has an undergraduate degree in Finance from the University of Illinois where he graduated with honors.

Rajesh Mellacheruvu
Chief Executive Officer of 1st Detect, Vice President and Chief Operating Officer

Rajesh Mellacheruvu has been Vice President and Chief Operating Officer of the Company since February 2015 and is also serving as the Chief Executive Officer of 1st Detect. Prior to joining the Company, Mr. Mellacheruvu was the Managing Director of Noumenon Consulting, Inc., providing consultant services on product strategy, management and business operation to 1st Detect Corporation, a subsidiary of the Company, since 2013. Mr. Mellacheruvu was previously employed by ClearCube Technology, Inc. as Vice President of Products Development and Strategy, Omega Band as an Engineer, and Advance Micro Devices as a Product Development Engineer.

Mr. Mellacheruvu has an MBA in Business Strategy and Finance from Kellogg School of Management at Northwestern University, a Masters in Electrical Engineering from Texas A&M University and a Bachelor’s degree in Electronics and Communication Engineering from Osmania University.

SECURITY OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS, AND PRINCIPAL SHAREHOLDERS

The following table sets forth as of March 31, 2021 certain information regarding the beneficial ownership of outstanding Common Stock held by (i) each person known by the Company to be a beneficial owner of more than 5% of any outstanding class of the Company’s capital stock, (ii) each of the Company’s directors and director nominees, (iii) the Company’s Chief Executive Officer and two most highly compensated executive officers at the end of the Company’s last completed fiscal year, and (iv) all directors and executive officers of the Company as a group. Unless otherwise described below, each of the persons listed in the table below has sole voting and investment power with respect to the shares indicated as beneficially owned by each party.

Name and Address of Beneficial Owners	Shares of Common Stock (#)	Unvested Restricted Stock Grants (#)	Shares Subject to Options Exercisable Within 60 Days of March 31, 2021	Preferred Shares with an Option to Convert on a 1:1 Basis	Total Number of Shares Beneficially Owned	Percentage of Class (1)
Non-Employee Directors: (2)
Daniel T. Russler
Ronald W. Cantwell
Tom Wilkinson
Named Executive Officers: (2)
Thomas B. Pickens III
Eric Stober
Rajesh Mellacheruvu
All Directors and Executive Officers as a Group (6 persons)

*Indicates beneficial ownership of less than 1% of the outstanding shares of common stock.

1.

Calculated pursuant to Rule 13d-3(d) of the Securities Exchange Act of 1934. Under Rule 13d-3(d), shares not outstanding that are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by a person, but not deemed outstanding for the purpose of calculating the number and percentage owned by any other person listed. As of March 31, 2021, we had [   ] shares of common stock outstanding.

2.	The applicable address for all non-employee directors and named executive officers is c/o Astrotech Corporation, 2028 E. Ben White Blvd., Suite 240-9530, Austin, Texas 78741.

EXECUTIVE COMPENSATION

The following table and footnotes provide information on compensation for the services of our Named Executive Officers (“NEOs”) for fiscal year 2020 and, where required, fiscal year 2019.

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Options ($)(2)	All Other Compensation ($)(3)	Total ($)
Thomas B. Pickens III;	2020	429,707	—	39,703	50,634	15,294	535,338
Chief Executive Officer	2019	421,049	—	21,262	58,958	33,618	534,887

Eric N. Stober;	2020	300,500	—	11,344	27,096	977	339,917
Chief Financial Officer	2019	294,716	—	6,075	31,550	14,891	347,232

Rajesh Mellacheruvu;	2020	278,009	—	39,703	34,779	2,395	354,886
Chief Operating Officer	2019	272,663	—	21,262	40,497	8,058	342,480
1.

The amounts in this column include restricted stock granted to the NEOs. On December 17, 2018, Mr. Pickens was granted 35,000 shares of restricted stock, Mr. Stober was granted 10,000 shares of restricted stock, and Mr. Mellacheruvu was granted 35,000 shares of restricted stock. These grants vest over a three-year period and represented in this column is the amount that vested during that fiscal year.

2.

The amounts in this column include stock options awards for the NEOs. On May 9, 2017, Mr. Pickens was awarded 40,000 options, Mr. Stober was awarded 20,000 options, and Mr. Mellacheruvu was awarded 25,671 options. These options vest over a three-year period and represented in this column is the amount that vested during that fiscal year.

3.

The amounts in this column include the following: supplemental disability insurance premiums, cellular telephone service allowances, matching contributions under our 401(k) savings plan, and payments associated with a car allowance for Mr. Pickens.

Employment Agreements

The Company entered into an employment agreement with Mr. Pickens on October 6, 2008, which sets forth, among other things, Mr. Pickens’ minimum base salary, bonus opportunities, provisions with respect to certain payments, and other benefits upon termination of employment under certain circumstances such as without “Cause,” “Good Reason” or in event of a “Change in Control” of the Company. Please see Potential Payments Upon Termination or Change in Control for a description of such provisions. Pursuant to the employment agreement between the Company and Mr. Pickens, his required minimum annual base salary is $360,000. He is eligible for short-term cash incentives, as are all employees of the Company. None of the other NEOs are party to an employment agreement.

Cash Bonus Awards

During fiscal years 2020 and 2019, no cash bonus awards were given to the NEOs.

Long-Term Equity Compensation Awards

The Compensation Committee has the authority to grant equity compensation awards under 2011 Stock Incentive Plan (the “2011 Stock Incentive Plan”).

Summary of the 2011 Stock Incentive Plan

The 2011 Stock Incentive Plan permits the discretionary award of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, other stock-based awards and incentive awards.

Any employee or consultant of the Company (or its subsidiaries) or a director of the Company who, in the opinion of the Compensation Committee, is in a position to contribute to the growth, development, or financial success of the Company, is eligible to participate in the 2011 Stock Incentive Plan. In any calendar year, no covered employee described in Section 162(m) of the Internal Revenue Code may be granted (in the case of stock options and stock appreciation rights), or have vest (in the case of restricted stock or other stock-based awards), awards relating to more than 160,000 shares of Common

Stock, and the maximum aggregate cash payout with respect to incentive awards paid in cash to such covered employees may not exceed $5,000,000.

The maximum number of shares of the Company’s common stock that may be delivered pursuant to awards granted under the 2011 Stock Incentive Plan is 3,012,197 shares of common stock. Any shares subject to an award under the 2011 Stock Incentive Plan that are forfeited or terminated, expire unexercised, lapse or are otherwise canceled in a manner such that the shares of common stock covered by such award are not issued may again be used for awards under the 2011 Stock Incentive Plan. A maximum of 3,012,197 shares of common stock may be issued upon exercise of incentive stock options. The maximum number of shares deliverable pursuant to awards granted under the 2011 Stock Incentive Plan is subject to adjustment by the Compensation Committee in the event of certain dilutive changes in the number of outstanding shares. Under the 2011 Stock Incentive Plan, the Company may issue authorized but unissued shares, treasury shares, or shares purchased by the Company on the open market or otherwise. In addition, the number of shares of common stock available for future awards is reduced by the net number of shares issued pursuant to an award.

On April 23, 2020, the Board of Directors approved an amendment to the 2011 Stock Incentive Plan to increase the aggregate number of shares of our common stock available under the 2011 Stock Incentive Plan by an additional 1,500,000 shares of Common Stock. This increased the number of shares of the Company’s Common Stock that may be delivered pursuant to awards granted under the 2011 Stock Incentive Plan from 1,512,197 to 3,012,197 shares. Our stockholders approved the amendment at the 2019 annual shareholders’ meeting. Pursuant to Proposal 3, we have asked stockholders to increase the maximum number of shares of the Company’s Common Stock that may be delivered pursuant to awards granted under the 2011 Stock Incentive Plan to [   ] shares of Common Stock.

Equity Compensation Plan Information

The following table summarizes information, as of June 30, 2020, regarding our equity compensation plans pursuant to which grants of stock options, restricted stock, and other rights to acquire shares of the Company’s Common Stock may be granted from time to time.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants, and Rights	Number of Securities Remaining Available For Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the First Column)
Equity compensation plans approved by security holders:
2008 Stock Incentive Plan	24,500	$3.69	—
2011 Stock Incentive Plan	300,813	$5.79	2,122,523
Equity compensation plans not approved by security holders:
None	—	$ —	—
Total	325,313	$5.63	2,122,523

Outstanding Equity Awards at the End of Fiscal Year 2020

The following table shows certain information about equity awards as of June 30, 2020:

	Option Awards (1)				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)(2)	Number of Securities Underlying Unexercised & Unearned Options (#)(3)	Option Exercise Price ($)	Expiration Date	Number of Shares Not Yet Vested (#)	Market Value of Shares Not Yet Vested at Grant Date ($)
Thomas B. Pickens III	22,500	—	3.55	09/13/21	—	—
	20,000	—	6.00	08/21/22	—	—
	40,000	—	5.85	05/09/27	—	—
	—	—	—	—	23,333	79,332
Eric N. Stober	2,800	—	3.55	09/13/21	—	—
	2,000	—	6.00	08/21/22	—	—
	20,000	—	5.30	05/09/27	—	—
	—	—	—	—	6,667	22,668
Rajesh Mellacheruvu	8,000	—	2.83	04/07/25	—	—
	34,000	—	7.50	02/17/26	—	—
	25,671	—	5.30	05/09/27	—	—
	—	—	—	—	23,333	79,332

1.	All exercisable options will expire 90 days after the date of employee’s termination.
2.

Options granted on September 13, 2011 and August 21, 2012 vested upon the Company’s common stock achieving a closing price of $1.50 on October 21, 2013. These options expire 10 years from the grant date.

3.	Options granted vested in equal annual installments over a three-year period and were subject to the NEO’s continuous employment with the Company. As of June 30, 2020, all options have vested.

The following table provides information with respect to the vesting of each NEO’s outstanding exercisable options:

Schedule of Vested Astrotech Stock Option Grants	Amount Vested (#)
Thomas B. Pickens III	82,500
Eric N. Stober	24,800
Rajesh Mellacheruvu	67,671

401(k) Savings Plan

We maintain a tax-qualified retirement plan that provides eligible employees, including NEOs, with an opportunity to save for retirement on a tax advantaged basis. All participants’ interests in their deferrals are 100% vested when contributed. Contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participant’s directions. The 401(k) plan is intended to qualify under Sections 401(a) and 501(a) of the Internal Revenue Code. As a tax-qualified retirement plan, contributions to the 401(k) plan and earnings on those contributions are not taxable to the employees until distributed from the 401(k) plan, and all contributions, if any, are deductible by the Company when made. The 401(k) plan does not promise any guaranteed minimum returns or above-market returns; the investment returns are dependent upon actual investment results. Accordingly, when determining annual compensation for executive officers, the Company does not consider the individuals’ retirement plan balances and payout projections.

Potential Payments Upon Termination or Change in Control

As noted above, the Company has entered into an employment agreement with Mr. Pickens that provides for payments and other benefits in connection with termination of his employment for a qualifying event or circumstance and for enhanced payments in connection with such termination after a Change in Control (as defined below). A description of the terms with respect to each of these types of terminations follows.

Termination other than after a Change in Control

The employment agreement provides for payments of certain benefits upon the termination of the employment of the NEO. The NEO’s rights upon termination of his employment depends upon the circumstances of the termination. For purposes of the employment agreement, Mr. Pickens’ employment may be terminated at any time by the Company upon any of the following:

•	Death of the NEO;
•	In the event of physical or mental disability where the NEO is unable to perform his duties;
•

For Cause or Material Breach where Cause is defined as conviction of certain crimes and/or felonies, and Material Breach is defined to include certain specified failures of the NEO to perform duties or uphold fiduciary responsibilities; or

•	Otherwise at the discretion of the Company and subject to the termination obligations set forth in the employment agreement.

The NEO may terminate his employment at any time upon any of the following:

•	Death of the NEO;
•	In the event of physical or mental disability where the NEO is unable to perform his duties;
•	The Company’s material reduction in the NEO’s authority, perquisites, position, title or responsibilities or other actions that would give the NEO the right to resign for “Good Reason;” or
•	Otherwise at the discretion of the NEO and subject to the termination obligations set forth in the employment agreement.

Termination after a Change in Control

A termination after a Change in Control is similar to the severance provisions described above, except that Mr. Pickens becomes entitled to benefits under these provisions only if his employment is terminated within twelve months following a Change in Control. A Change in Control for this purpose is defined to mean (i) the acquisition by any person or entity of the beneficial ownership of securities representing 50% or more of the outstanding securities of the Company having the right under ordinary circumstances to vote at an election of the Board of Directors of the Company; (ii) the date on which the majority of the members of the Board of Directors of the Company consists of persons other than directors nominated by a majority of the directors on the Board of Directors at the time of their election; and (iii) the consummation of certain types of transactions, including mergers and the sale or other disposition of all, or substantially all, of the Company’s assets.

As with the severance provisions described above, the rights to which the NEO is entitled under the Change in Control provisions upon a termination of employment are dependent on the circumstances of the termination. The definitions of Cause and other reasons for termination are the same in this termination scenario as in a termination other than after a Change in Control.

DIRECTOR COMPENSATION

Overview

Astrotech’s director compensation program consists of cash-based as well as equity-based compensation. The equity component of Astrotech’s director compensation program is designed to build an ownership stake in the Company while conveying an incentive to directors relative to the returns recognized by our shareholders.

Cash-Based Compensation

During fiscal year 2020, the Company’s directors, other than the Chairman of each the Audit, Compensation, and Corporate Governance and Nominating Committees, earned an annual stipend of $40,000. The Chairman of the Audit Committee earned an annual stipend of $55,000, the Chairman of the Compensation Committee earned an annual stipend of $47,500, and the Chairman of the Corporate Governance and Nominating Committee earned an annual stipend of $45,000, recognizing the additional duties and responsibilities of each of those roles. These stipends were generally paid on a biannual basis. During fiscal year 2020, the Board of Directors agreed to defer their annual stipend for the entire fiscal year along with meeting fees beginning in the fourth quarter of the fiscal year.

In addition, each non-employee director earned a meeting fee of $4,000 for each meeting of the Board of Directors attended by such director in person and $1,500 by conference call.

The Chairman of the Audit Committee earned $1,250 for attendance at Audit Committee meetings in person or by conference call; all other members of the Audit Committee earned $1,000 for attendance at meetings in person or by conference call. The Chairman of the Compensation Committee earned $1,000 for attendance at Compensation Committee meetings in person or by conference call; all other members of the Compensation Committee earned $750 for attendance at meetings in person or by conference call. The Chairman of the Corporate Governance and Nominating Committee earned $1,000 for attendance at Corporate Governance and Nominating Committee meetings in person or by conference call; all other members of the Corporate Governance and Nominating Committee earned $750 for attendance at meetings in person or by conference call.

Effective January 4, 2021, the Company’s directors, other than the Chairman of the Audit Committee, earn an annual cash stipend of $30,000. The Chairman of the Audit Committee earns an annual stipend of $38,500, recognizing the additional duties and responsibilities of this role. These stipends are generally paid on a quarterly basis.

All directors are reimbursed ordinary and reasonable expenses incurred in exercising their responsibilities in accordance with the Business Expense Reimbursement policy applicable to all employees of the Company.

Equity-Based Compensation

Under provisions adopted by the Board of Directors, each non-employee director receives 5,000 shares of restricted Common Stock issued upon his first election to the Board of Directors, subject to board discretion. Other stock awards are given to the directors at the discretion of the Compensation Committee. Restricted stock and stock options granted typically terminate in 10 years. Already vested shares do not expire upon termination of the director’s term on the Board of Directors.

Effective January 4, 2021, the Company’s directors earn equity-based compensation of $50,000 annually.

Pension and Benefits

The non-employee directors are not eligible to participate in the Company’s benefits plans, including the 401(k) plan.

Indemnification Agreements

The Company is party to indemnification agreements with each of its directors and executive officers that require the Company to indemnify the directors and executive officers to the fullest extent permitted by Delaware state law. The Company’s Certificate of Incorporation also require the Company to indemnify both the directors and executive officers of the Company to the fullest extent permitted by Delaware state law.

Fiscal Year 2020 Non-Employee Director Compensation Table

The table below provides the compensation earned or paid in cash or stock awards to each non-employee director as of June 30, 2020.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)	Total ($)
Mark Adams (2)	1,500	12,446	13,946
Daniel T. Russler, Jr.	6,000	12,446	18,446
Ronald W. Cantwell	6,750	25,346	32,096
Tom Wilkinson	6,000	17,016	23,016
Total	20,250	67,254	87,504

1.	During fiscal year 2020, the Board of Directors agreed to defer their annual stipends along with meeting fees beginning in the fourth quarter.
2.	Mr. Adams resigned from the Board of Directors on December 31, 2020.

The table below provides the number of outstanding stock options and unvested restricted stock held by each non-employee director as of June 30, 2020.

Name	Aggregate Number of Options Outstanding (#)	Aggregate Number of Unvested Restricted Stock Shares Outstanding (#)
Mark Adams (1)	17,000	3,333
Daniel T. Russler, Jr.	17,000	3,333
Ronald W. Cantwell	8,000	6,667
Tom Wilkinson	—	10,000
Total	42,000	23,333

1.	Mr. Adams resigned from the Board of Directors on December 31, 2020, at which time his remaining unvested restricted stock shares were canceled.

PROPOSAL 2 – RATIFICATION OF INDEPENDENT AUDITOR

On April 11, 2019, the Astrotech Audit Committee engaged Armanino LLP as independent auditor for the fiscal year ended June 30, 2019.

With regards to this proposal, the Board of Directors is requesting the shareholders to ratify the appointment of Armanino LLP as the Company’s independent auditor for the fiscal year ending June 30, 2021. The ratification of the appointment of Armanino LLP as our Independent Registered Public Accounting Firm for fiscal year 2021 requires the affirmative vote of a majority of the total number of votes cast at the Annual Meeting by the holders of shares of our Common Stock.

Ratification Requirements and Governance

There is no requirement that the Company submit the appointment of independent auditors to shareholders for ratification or for the appointed auditors to be terminated if the ratification fails, but Astrotech believes that it is sound corporate governance to submit the matter to shareholder vote. The Sarbanes-Oxley Act of 2002 states the Audit Committee is solely responsible for the appointment, compensation, and oversight of the independent auditor. As such, the Audit Committee may consider the appointment of other Independent Registered Public Accounting Firm if the shareholders choose not to ratify the appointment of Armanino LLP. Additionally, the Audit Committee may terminate the appointment of Armanino LLP as the Company’s Independent Registered Public Accounting Firm without the approval of the shareholders whenever the Audit Committee deems such termination appropriate.

Independence

In making its recommendation to ratify the appointment of Armanino LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending June 30, 2021, the Audit Committee has considered whether the provision of non-audit services by Armanino LLP is compatible with maintaining the independence of Armanino LLP. Although Armanino LLP is engaged to provide tax preparation work, the Audit Committee believes the non-audit services provided do not hinder their independence to Astrotech.

Annual Meeting Representation

Representatives of Armanino LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. They are also expected to be available to respond to appropriate questions from the shareholders present.

Audit Committee Pre-Approval Policy

The Audit Committee is responsible for appointing, setting compensation for, and overseeing the work of Armanino LLP, the Company’s Independent Registered Public Accounting Firm. The Audit Committee’s policy requires the pre-approval of all audit and permissible non-audit services to be provided by independent auditors in order to assure that the provision of such services does not impair the auditor’s independence. The policy, as amended, provides for the general pre-approval of specific types of services and gives detailed guidance to management as to the specific audit, audit-related, and tax services that are eligible for general pre-approval. For both audit and non-audit pre-approvals, the Audit Committee will consider whether such services are consistent with applicable law and SEC rules and regulations concerning auditor independence.

The policy delegates to the Chairman of the Audit Committee the authority to grant certain specific pre-approvals, provided that the Chairman of the Audit Committee is required to report the granting of any pre-approvals to the Audit Committee at its next regularly scheduled meeting. The policy prohibits the Audit Committee from delegating to management the Audit Committee’s responsibility to pre-approve services performed by the independent auditors.

Requests for pre-approval of services must be detailed as to the particular services proposed to be provided and are to be submitted by the CFO. Each request generally must include a detailed description of the type and scope of services, a proposed staffing plan, a budget of the proposed fees for such services, and a general timetable for the performance of such services.

Audit Fees

Audit fees consist of fees billed for professional services rendered for the audit of the Company’s consolidated financial statements, for the review of the interim condensed consolidated financial statements included in quarterly reports, services that are normally provided by Armanino LLP in connection with statutory and regulatory filings or engagements and attest services, except those not required by statute or regulation. The aggregate fees billed for the fiscal year 2020 for professional services rendered by Armanino LLP were $33,000. The aggregate fees billed for the fiscal year 2019 for professional services rendered by Armanino LLP were $37,500. The aggregate fees billed for the fiscal year 2019 for professional services rendered by BDO USA, LLP were $79,051.

Audit-Related Fees

There were no audit-related fees billed by or to be billed by Armanino LLP for the fiscal years ended June 30, 2020 and 2019.

Tax Fees

Tax fees consist of tax compliance and preparation and other tax services. Tax compliance and preparation consist of fees billed for professional services related to federal and state tax compliance and assistance with tax return preparation. The aggregate fees billed for the fiscal year 2020 for professional services rendered by Armanino LLP were $4,740. The aggregate fees billed for the fiscal year 2019 for professional services rendered by Armanino LLP were $14,740. The aggregate fees billed for the fiscal year 2019 for professional services rendered by BDO USA, LLP were $1,020.

All Other Fees

The Company paid no other fees to Armanino LLP during the fiscal years 2020 and 2019.

Directors’ Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ARMANINO LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING JUNE 30, 2021.

PROPOSAL 3 – APPROVAL OF THE 2021 OMNIBUS EQUITY INCENTIVE PLAN

Introduction

On ____________, 2021, our board of directors adopted our 2021 Omnibus Equity Incentive Plan (the “2021 Plan”). The 2021 Plan will become effective, if at all, on the date that it is approved by our stockholders (the “Effective Date”).

We currently maintain the 2011 Stock Incentive Plan and 2008 Stock Incentive Plan (the “Prior Plans”). However, following the Effective Date, no further awards may be issued under the Prior Plans, but all awards under the Prior Plans that are outstanding as of the Effective Date will continue to be governed by the terms, conditions, and procedures set forth in the Prior Plans and any applicable award agreement.

Under the 2021 Plan, 1,500,000 shares of Company common stock are initially available for grant.

Our administrator may grant incentive stock options, non-statutory stock options, stock appreciation rights, restricted stock, restricted stock units, and other stock-based awards to participants to acquire shares of Company common stock under the 2021 Plan. It is anticipated that the Plan will be administered by the Compensation Committee. The closing price per-share of Company common stock on March 31, 2021 was $_______. The following table sets forth, as of March 31, 2021, the approximate number of each class of participants eligible to participate in the 2021 Stock Incentive Plan and the basis of such participation.

Class and Basis of Participation	Approximate Number of Class
Employees	15
Directors (1)	4
Consultants	—
1.	One of the four directors is an employee of the Company.

Rationale for Adoption of the 2021 Plan

Grants of options, stock appreciation rights, restricted shares of common stock, restricted stock units, and other stock-based awards to our employees, directors, and independent contractors are an important part of our long-term incentive compensation program, which we use in order to strengthen the commitment of such individuals to us, motivate them to faithfully and diligently perform their responsibilities, and attract and retain competent and dedicated individuals whose efforts are expected to result in our long-term growth and profitability.

The number of shares proposed to be available for grant under the 2021 Plan is designed to enable the Company to properly incentivize its employees and management teams over a number of years on a going-forward basis.

Vote Required

You may vote “FOR” or “AGAINST” or “ABSTAIN” from voting when voting on the approval of the 2021 Plan. The 2021 Plan shall be approved if it receives the affirmative vote of a majority of the total number of votes of our capital stock represented at the annual meeting and entitled to vote thereon. Proxies solicited by the Board will be voted “FOR” the 2021 Plan unless stockholders specify a contrary vote.

Directors’ Recommendation

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE 2021 PLAN.

Dilution, Stock Available and Historical Stock Usage

Dilution. Subject to stockholder approval of the 2021 Plan, 1,500,000 shares of Company common stock will be reserved for issuance under the Plan as of May 26, 2021, which represents approximately [   ]% of our issued and outstanding shares of Company’s common stock, not including outstanding awards under the Prior Plans. The Board believes that this number of shares of Company’s common stock constitutes reasonable potential equity dilution and provides a significant incentive for employees to increase the value of the Company for all stockholders. The closing trading price of each share of Company common stock as of the record date was $_____.

As of the record date, we had: (i) [   ] shares of Company common stock outstanding; (ii) [   ] stock options outstanding (vested and unvested), with a weighted average exercise price of $[   ] per share; and (iii) [   ] shares of unvested restricted stock outstanding. The new shares of Company’s common stock available under the 2021 Plan would represent an additional potential equity dilution of approximately ______%, which does not include outstanding awards under the Prior Plans. Including the proposed additional shares of Company’s common stock under the 2021 Plan, the potential equity dilution from all equity incentive awards outstanding and available for grant under all of our equity plans would result in a maximum potential equity dilution of approximately ______%.

Shares Available; Certain Limitations. The maximum number of shares of common stock reserved and available for issuance under the 2021 Plan will be equal to the sum of (i) 1,500,000 shares of common stock; (ii) the number of shares of common stock reserved, but unissued under the Prior Plans; (iii) the number of shares of common stock underlying forfeited awards under the Prior Plans; and (iv) an annual increase on the first day of each calendar year beginning with the first January 1 following the Effective Date and ending with the last January 1 during the initial ten-year term of the Plan, equal to the lesser of (A) five percent (5%) of the shares of common stock outstanding (on an as-converted basis, which shall include shares of common stock issuable upon the exercise or conversion of all outstanding securities or rights convertible into or exercisable for shares of common stock, including without limitation, preferred stock, warrants or employee options to purchase any shares of common stock) on the final day of the immediately preceding calendar year and (B) such lesser number of shares of common stock as determined by our board of directors; provided that shares of common stock issued under the 2021 Plan with respect to an Exempt Award will not count against the share limit. We use the term “Exempt Award” to mean (i) an award granted in the assumption of, or in substitution for, outstanding awards previously granted by another business entity acquired by us or any of our subsidiaries or with which we or any of our subsidiaries merges, or (ii) an award that a participant purchases at fair market value.

No more than 1,500,000 shares of common stock (as increased on an annual basis, on the first day each calendar year beginning with the first January 1 following the Effective Date and ending with the last January 1 during the initial ten-year term of the Plan, by the lesser of (A) five percent (5%) of the shares of common stock outstanding (on an as-converted basis, which shall include shares of common stock issuable upon the exercise or conversion of all outstanding securities or rights convertible into or exercisable for shares of common stock, including without limitation, preferred stock, warrants or employee options to purchase any shares of common stock) on the final day of the immediately preceding calendar year, (B) 1,500,000 shares of common stock, and (C) such lesser number of shares of common stock as determined by our board of directors) shall be issued pursuant to the exercise of incentive stock options.

New shares reserved for issuance under the 2021 Plan may be authorized but unissued shares of Company’s common stock or shares of Company’s common stock that will have been or may be reacquired by us in the open market, in private transactions or otherwise.  If any shares of Company’s common stock subject to an award are forfeited, cancelled, exchanged or surrendered or if an award terminates or expires without a distribution of shares to the participant, the shares of Company common stock with respect to such award will, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for awards under the Plan except that any shares of Company common stock surrendered or withheld as payment of either the exercise price of an award and/or withholding taxes in respect of an award will not again be available for awards under the Plan. If an award is denominated in shares of Company’s common stock, but settled in cash, the number of shares of common stock previously subject to the award will again be available for grants under the 2021 Plan. If an award can only be settled in cash, it will not be counted against the total number of shares of common stock available for grant under the 2021 Plan. However, upon the exercise of any award granted in tandem with any other awards, such related awards will be cancelled as to the number of shares as to which the award is exercised and such number of shares of Company’s common stock will no longer be available for grant under the 2021 Plan.

As exhibited by our responsible use of equity over the past several years and good corporate governance practices associated with equity and executive compensation practices in general, the stock reserved under the 2021 Plan will provide us with the platform needed for our continued growth, while managing program costs and share utilization levels within acceptable industry standards.

Share Usage. In determining the requested number of shares of Company’s common stock reserved for issuance under the 2021 Plan, we evaluated the dilution and historic share usage, burn rate and the existing terms of outstanding awards under the Prior Plans. The annual share usage under our equity plans for the last three fiscal years was as follows:

	Fiscal year
	2019	2018	2017
Options Granted	—	—	184,800
Restricted Stock Granted	208,000	—	51,600
Total Granted	208,000	—	236,400

Weighted average common shares outstanding:	4,940,000	4,061,000	4,083,600

Burn Rate	4.2%	—	5.8%

Description of 2021 Plan

The following is a summary of the material features of the 2021 Plan. This summary is qualified in its entirety by the full text of the 2021 Plan, a copy of which is attached to this Proxy Statement as Appendix A.

Types of Awards. The 2021 Plan provides for the issuance of incentive stock options, non-statutory stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”), and other stock-based awards. Items described above in the Section called “Shares Available” are incorporated herein by reference.

Administration. The 2021 Plan will be administered by our board of directors, or if our board of directors does not administer the 2021 Plan, a committee or subcommittee of our board of directors that complies with the applicable requirements of Section 16 of the Exchange Act and any other applicable legal or stock exchange listing requirements (each of our board of directors or such committee or subcommittee, the “plan administrator”). The plan administrator may interpret the 2021 Plan and may prescribe, amend and rescind rules and make all other determinations necessary or desirable for the administration of the 2021 Plan.

The 2021 Plan permits the plan administrator to select the eligible recipients who will receive awards, to determine the terms and conditions of those awards, including but not limited to the exercise price or other purchase price of an award, the number of shares of common stock or cash or other property subject to an award, the term of an award and the vesting schedule applicable to an award, and to amend the terms and conditions of outstanding awards.  No participant who is a director, but is not also an employee or consultant, of the Company shall receive awards under the 2021 Plan and be paid cash compensation during any calendar year that exceed, in the aggregate, $250,000 in total value.

Restricted Stock and Restricted Stock Units.  Restricted stock and RSUs may be granted under the 2021 Plan. The plan administrator will determine the purchase price, vesting schedule and performance goals, if any, and any other conditions that apply to a grant of restricted stock and RSUs. If the restrictions, performance goals or other conditions determined by the plan administrator are not satisfied, the restricted stock and RSUs will be forfeited.  Subject to the provisions of the 2021 Plan and the applicable award agreement, the plan administrator has the sole discretion to provide for the lapse of restrictions in installments.

Unless the applicable award agreement provides otherwise, participants with restricted stock will generally have all of the rights of a stockholder; provided that dividends will only be paid if and when the underlying restricted stock vests.  RSUs will not be entitled to dividends prior to vesting, but may be entitled to receive dividend equivalents if the award agreement provides for them.  The rights of participants granted restricted stock or RSUs upon the termination of employment or service to us will be set forth in the award agreement.

Options.  Incentive stock options and non-statutory stock options may be granted under the 2021 Plan.  An “incentive stock option” means an option intended to qualify for tax treatment applicable to incentive stock options under Section 422 of the Internal Revenue Code. A “non-statutory stock option” is an option that is not subject to statutory requirements and limitations required for certain tax advantages that are allowed under specific provisions of the Internal Revenue Code.  A non-statutory stock option under the 2021 Plan is referred to for federal income tax purposes as a “non-qualified” stock option.  Each option granted under the Plan will be designated as a non-qualified stock option or an incentive stock option.  At the discretion of the administrator, incentive stock options may be granted only to our employees, employees of our “parent corporation” (as such term is defined in Section 424(e) of the Code) or employees of our subsidiaries.

The exercise period of an option may not exceed ten years from the date of grant and the exercise price may not be less than 100% of the fair market value of a share of common stock on the date the option is granted (110% of fair market value in the case of incentive stock options granted to ten percent stockholders).  The exercise price for shares of common stock subject to an option may be paid in cash, or as determined by the administrator in its sole discretion, (i) through any cashless exercise procedure approved by the administrator (including the withholding of shares of common stock otherwise issuable upon exercise), (ii) by tendering unrestricted shares of common stock owned by the participant, (iii) with any other form of consideration approved by the administrator and permitted by applicable law or (iv) by any combination of these methods.  The option holder will have no rights to dividends or distributions or other rights of a stockholder with respect to the shares of Common Stock subject to an option until the option holder has given written notice of exercise and paid the exercise price and applicable withholding taxes.

In the event of a participant's termination of employment or service, the participant may exercise his or her option (to the extent vested as of such date of termination) for such period of time as specified in his or her option agreement.

Stock Appreciation Rights.  SARs may be granted either alone (a “free-standing SAR”) or in conjunction with all or part of any option granted under the 2021 Plan (a “tandem SAR”).  A free-standing SAR will entitle its holder to receive, at the time of exercise, an amount per share up to the excess of the fair market value (at the date of exercise) of a share of common stock over the base price of the free-standing SAR (which shall be no less than 100% of the fair market value of the related shares of common stock on the date of grant) multiplied by the number of shares in respect of which the SAR is being exercised.  A tandem SAR will entitle its holder to receive, at the time of exercise of the SAR and surrender of the applicable portion of the related option, an amount per share up to the excess of the fair market value (at the date of exercise) of a share of common stock over the exercise price of the related option multiplied by the number of shares in respect of which the SAR is being exercised.  The exercise period of a free-standing SAR may not exceed ten years from the date of grant.  The exercise period of a tandem SAR will also expire upon the expiration of its related option.

The holder of a SAR will have no rights to dividends or any other rights of a stockholder with respect to the shares of Common Stock subject to the SAR until the holder has given written notice of exercise and paid the exercise price and applicable withholding taxes.

In the event of a participant's termination of employment or service, the holder of a SAR may exercise his or her SAR (to the extent vested as of such date of termination) for such period of time as specified in his or her SAR agreement.

Other Stock-Based Awards.  The administrator may grant other stock-based awards under the 2021 Plan, valued in whole or in part by reference to, or otherwise based on, shares of common stock.  The administrator will determine the terms and conditions of these awards, including the number of shares of common stock to be granted pursuant to each award, the manner in which the award will be settled, and the conditions to the vesting and payment of the award (including the achievement of performance goals).  The rights of participants granted other stock-based awards upon the termination of employment or service to us will be set forth in the applicable award agreement. In the event that a bonus is granted in the form of shares of common stock, the shares of common stock constituting such bonus shall, as determined by the administrator, be evidenced in uncertificated form or by a book entry record in the name of the participant to whom such grant was made and delivered to such participant as soon as practicable after the date on which such bonus is payable. Any dividend or dividend equivalent award issued hereunder shall be subject to the same restrictions, conditions and risks of forfeiture as apply to the underlying award.

Equitable Adjustment and Treatment of Outstanding Awards Upon a Change in Control

Equitable Adjustments. In the event of a merger, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase, reorganization, special or extraordinary dividend or other extraordinary distribution (whether in the form of common shares, cash or other property), combination, exchange of shares, or other change in corporate structure affecting our common stock, an equitable substitution or proportionate adjustment shall be made in (i) the aggregate number and kind of securities reserved for issuance under the 2021 Plan, (ii) the kind and number of securities subject to, and the exercise price of, any outstanding options and SARs granted under the 2021 Plan, (iii) the kind, number and purchase price of shares of common stock, or the amount of cash or amount or type of property, subject to outstanding restricted stock, RSUs and other stock-based awards granted under the 2021 Plan and (iv) the terms and conditions of any outstanding awards (including any applicable performance targets). Equitable substitutions or adjustments other than those listed above may also be made as determined by the plan administrator. In addition, the plan administrator may terminate all outstanding awards for the payment of cash or in-kind consideration having an aggregate fair market value equal to the excess of the fair market value of the shares of common stock, cash or other property covered by such awards over the aggregate exercise price, if any, of such awards, but if the exercise price of any outstanding award is equal to or greater than the fair market value of the shares of common stock, cash or other property covered by such award, the plan administrator may cancel the award without the payment of any consideration to the participant. With respect to awards subject to foreign laws, adjustments will be made in compliance with applicable requirements. Except to the extent determined by the plan administrator, adjustments to incentive stock options will be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code.

Change in Control. The 2021 Plan provides that, unless otherwise determined by the plan administrator and evidenced in an award agreement, if a “change in control” (as defined below) occurs and a participant is employed by us or any of our affiliates immediately prior to the consummation of the change in control, then the plan administrator, in its sole and absolute discretion, may (i) provide that any unvested or unexercisable portion of an award carrying a right to exercise will become fully vested and exercisable; and (ii) cause the restrictions, deferral limitations, payment conditions and forfeiture conditions applicable to any award granted under the 2021 Plan to lapse, and the awards will be deemed fully vested and any performance conditions imposed with respect to such awards will be deemed to be fully achieved at target performance levels. The administrator shall have discretion in connection with such change in control to provide that all outstanding and unexercised options and SARs shall expire upon the consummation of such change in control.

For purposes of the 2021 Plan, a “change in control” means, in summary, the first to occur of the following events: (i) a person or entity becomes the beneficial owner of more than 50% of our voting power; (ii) an unapproved change in the majority membership of our board of directors; (iii) a merger or consolidation of us or any of our subsidiaries, other than (A) a merger or consolidation that results in our voting securities continuing to represent 50% or more of the combined voting power of the surviving entity or its parent and our board of directors immediately prior to the merger or consolidation continuing to represent at least a majority of the board of directors of the surviving entity or its parent or (B) a merger or consolidation effected to implement a recapitalization in which no person is or becomes the beneficial owner of our voting securities representing more than 50% of our combined voting power; or (iv) stockholder approval of a plan of our complete liquidation or dissolution or the consummation of an agreement for the sale or disposition of substantially all of our assets, other than (A) a sale or disposition to an entity, more than 50% of the combined voting power of which is owned by our stockholders in substantially the same proportions as their ownership of us immediately prior to such sale or (B) a sale or disposition to an entity controlled by our board of directors. However, a change in control will not be deemed to have occurred as a result of any transaction or series of integrated transactions following which our stockholders, immediately prior thereto, hold immediately afterward the same proportionate equity interests in the entity that owns all or substantially all of our assets.

Tax Withholding

Each participant will be required to make arrangements satisfactory to the plan administrator regarding payment of up to the maximum statutory tax rates in the participant’s applicable jurisdiction with respect to any award granted under the 2021 Plan, as determined by us. We have the right, to the extent permitted by applicable law, to deduct any such taxes from any payment of any kind otherwise due to the participant.  With the approval of the plan administrator, the participant may satisfy the foregoing requirement by either electing to have us withhold from delivery of shares of common stock, cash or other property, as applicable, or by delivering already owned unrestricted shares of common stock, in each case, having a value not exceeding the applicable taxes to be withheld and applied to the tax obligations. We may also use any other method of obtaining the necessary payment or proceeds, as permitted by applicable law, to satisfy our withholding obligation with respect to any award.

Amendment and Termination of the 2021 Plan

The 2021 Plan provides our board of directors with authority to amend, alter or terminate the 2021 Plan, but no such action may impair the rights of any participant with respect to outstanding awards without the participant’s consent. The plan administrator may amend an award, prospectively or retroactively, but no such amendment may materially impair the rights of any participant without the participant’s consent.  Stockholder approval of any such action will be obtained if required to comply with applicable law. The 2021 Plan will terminate on the tenth anniversary of the Effective Date (although awards granted before that time will remain outstanding in accordance with their terms).

Clawback

If we are required to prepare a financial restatement due to material non-compliance with any financial reporting requirement, then the plan administrator may require any Section 16 officer to repay or forfeit to us that part of the cash or equity incentive compensation received by that Section 16 officer during the preceding three years that the plan administrator determines was in excess of the amount that such Section 16 officer would have received had such cash or equity incentive compensation been calculated based on the financial results reported in the restated financial statement. The plan administrator may take into account any factors it deems reasonable in determining whether to seek recoupment of previously paid cash or equity incentive compensation and how much of such compensation to recoup from each Section 16 officer (which need not be the same amount or proportion for each Section 16 officer). The amount and form of the incentive compensation to be recouped shall be determined by the administrator in its sole and absolute discretion

US Federal Income Tax Consequences

The following is a summary of certain United States federal income tax consequences of awards under the 2021 Plan. It does not purport to be a complete description of all applicable rules, and those rules (including those summarized here) are subject to change.

Non-Qualified Stock Options.  A participant who has been granted a non-qualified stock option will not recognize taxable income upon the grant of a non-qualified stock option. Rather, at the time of exercise of such non-qualified stock option, the participant will recognize ordinary income for income tax purposes in an amount equal to the excess of the fair market value of the shares of common stock purchased over the exercise price. We generally will be entitled to a tax deduction at such time and in the same amount that the participant recognizes ordinary income.  If shares of common stock acquired upon exercise of a non-qualified stock option are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of such exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the participant) depending upon the length of time such shares were held by the participant.

Incentive Stock Options.  In general, no taxable income is realized by a participant upon the grant of an ISO. If shares of common stock are purchased by a participant, or option shares, pursuant to the exercise of an ISO granted under the 2021 Plan and the participant does not dispose of the option shares within the two-year period after the date of grant or within one year after the receipt of such option shares by the participant, such disposition a disqualifying disposition, then, generally (1) the participant will not realize ordinary income upon exercise and (2) upon sale of such option shares, any amount realized in excess of the exercise price paid for the option shares will be taxed to such participant as capital gain (or loss). The amount by which the fair market value of the common stock on the exercise date of an ISO exceeds the purchase price generally will constitute an item which increases the participant’s “alternative minimum taxable income.” If option shares acquired upon the exercise of an ISO are disposed of in a disqualifying disposition, the participant generally would include in ordinary income in the year of disposition an amount equal to the excess of the fair market value of the option shares at the time of exercise (or, if less, the amount realized on the disposition of the option shares), over the exercise price paid for the option shares. Subject to certain exceptions, an option generally will not be treated as an ISO if it is exercised more than three months following termination of employment. If an ISO is exercised at a time when it no longer qualifies as an ISO, such option will be treated as a nonqualified stock option as discussed above. In general, we will receive an income tax deduction at the same time and in the same amount as the participant recognizes ordinary income.

Stock Appreciation Rights.  A participant who is granted an SAR generally will not recognize ordinary income upon receipt of the SAR.  Rather, at the time of exercise of such SAR, the participant will recognize ordinary income for income tax purposes in an amount equal to the value of any cash received and the fair market value on the date of exercise of any shares of common stock received. We generally will be entitled to a tax deduction at such time and in the same amount, if any, that the participant recognizes as ordinary income.  The participant’s tax basis in any shares of common stock received upon exercise of an SAR will be the fair market value of the shares of common stock on the date of exercise, and if the shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the participant) depending upon the length of time such shares were held by the participant.

Restricted Stock.  A participant generally will not be taxed upon the grant of restricted stock, but rather will recognize ordinary income in an amount equal to the fair market value of the shares of common stock at the earlier of the time the shares become transferable or are no longer subject to a substantial risk of forfeiture (within the meaning of the Code). We generally will be entitled to a deduction at the time when, and in the amount that, the participant recognizes ordinary income on account of the lapse of the restrictions.  A participant’s tax basis in the shares of common stock will equal their fair market value at the time the restrictions lapse, and the participant’s holding period for capital gains purposes will begin at that time.  Any cash dividends paid on the shares of common stock before the restrictions lapse will be taxable to the participant as additional compensation and not as dividend income, unless the individual has made an election under Section 83(b) of the Code.  Under Section 83(b) of the Code, a participant may elect to recognize ordinary income at the time the restricted shares are awarded in an amount equal to their fair market value at that time, notwithstanding the fact that such stock is subject to restrictions or transfer and a substantial risk of forfeiture.  If such an election is made, no additional taxable income will be recognized by such participant at the time the restrictions lapse, the participant will have a tax basis in the shares of common stock equal to their fair market value on the date of their award, and the participant’s holding period for capital gains purposes will begin at that time. We generally will be entitled to a tax deduction at the time when, and to the extent that, ordinary income is recognized by such participant.

Restricted Stock Units.  In general, the grant of RSUs will not result in income for the participant or in a tax deduction for

us.  Upon the settlement of such an award in cash or shares of common stock, the participant will recognize ordinary income equal to the aggregate value of the payment received, and we generally will be entitled to a tax deduction at the same time and in the same amount.

Other Awards.  With respect to other stock-based awards, generally when the participant receives payment in respect of the award, the amount of cash and/or the fair market value of any shares of common stock or other property received will be ordinary income to the participant, and we generally will be entitled to a tax deduction at the same time and in the same amount.

New Plan Benefits

Future grants under the 2021 Plan will be made at the discretion of the plan administrator and, accordingly, are not yet determinable. In addition, benefits under the 2021 Plan will depend on a number of factors, including the fair market value of our common stock on future dates and the exercise decisions made by participants. Consequently, at this time, it is not possible to determine the future benefits that might be received by participants receiving discretionary grants under the 2021 Plan.

PROPOSAL 4 – AMENDMENT OF THE CERTIFICATE OF INCORPORATION

The Company’s current Certificate of Incorporation authorizes the issuance of 52,500,000 shares of stock, consisting of 50,000,000 shares of Common Stock, par value $0.001 per share, and 2,500,000 shares of preferred stock, par value $0.001 per share (the “Preferred Stock”). On March [   ], 2021, the Board adopted and approved an amendment to the Company’s Certificate of Incorporation (the “Charter Amendment”) to increase the total number of authorized shares of the Company’s capital stock to 252,500,000 shares, of which 250,000,000 shares are to be designated as Common Stock and 2,500,000 shares are to be designated as Preferred Stock, subject to Shareholder approval. The Board has declared the proposed Charter Amendment to be advisable and in the best interests of the Company and the Shareholders and has directed that the adoption and approval of the Charter Amendment be submitted to the Shareholders for their consideration at the Annual Meeting. The text of the proposed Charter Amendment is attached hereto as Appendix B.

Purpose and Background of the Proposed Share Amendment

As of March 31, 2021, there were approximately [   ] shares of Common Stock issued and outstanding, which does not include approximately: [   ] shares of Common Stock issuable upon the exercise of outstanding options to purchase Common Stock;

[   ] warrants to purchase Common Stock; [   ] shares of restricted Common Stock awards which have not yet vested; [   ] of Common Stock issuable upon conversion of preferred shares; and [   ] shares of Common Stock reserved for future issuance under the 2011 Inventive Plan. Based upon our issued and reserved shares of Common Stock, there are approximately [   ] million shares of Common Stock available for issuance in the future for other corporate purposes.

The purpose of the proposed Charter Amendment is to allow the Company to have a sufficient number of shares of authorized and unissued Common Stock for issuance in connection with such corporate purposes as may, from time to time, be considered advisable by the Board. Having such shares available for issuance in the future will give the Company greater flexibility and will allow the shares to be issued from time to time as determined by the Board and, unless otherwise required by NASDAQ rules or other applicable rules and regulations, without the expense and delay of a special stockholders’ meeting to approve the additional authorized capital stock. The corporate purposes for which the Company may issue common stock could include, without limitation, issuances in connection with stock splits or stock dividends, issuances in connection with future acquisitions, issuances pursuant to equity awards granted under current or future equity compensation plans and issuances in connection with equity financings. There are currently no commitments or understandings with respect to the issuance of any of the additional shares of Common Stock that would be authorized by the proposed Charter Amendment.

Effect of Proposed Charter Amendment

The issuance of additional shares of Common Stock in the future may have the effect of diluting earnings or loss per share, as well as the ownership and voting rights of the holders of our then-outstanding Common Stock. In addition, while the increase in the authorized number of shares of Common Stock is not designed to deter or prevent a change of control, under some circumstances we could use the additional authorized shares to create voting impediments or to frustrate persons seeking to effect a takeover or otherwise gain control of the Company by, for example, issuing those shares in private placements to purchasers who might side with our Board in opposing a hostile takeover bid. The Board is not aware of any attempt to take control of the Company and has not presented this proposal with the intention that the increase in our authorized shares of Common Stock be used as a type of anti-takeover device.

Rights of Additional Authorized Shares

Any authorized shares of Common Stock, if and when issued, would be part of our existing class of Common Stock and would have the same rights and privileges as the shares of Common Stock then-outstanding. The holders of Common Stock have no preemptive rights to subscribe for or purchase any additional shares of Common Stock that may be issued in the future.

Implementing the Proposed Charter Amendment

If approved by the Shareholders at the Annual Meeting, the proposed Charter Amendment will become effective upon the filing of a Certificate of Amendment with the Secretary of State of the State of Delaware, which filing is expected to occur promptly after the Annual Meeting.

Vote Required and Board Recommendation

Pursuant to applicable Delaware law, approval of the Charter Amendment requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock. Abstentions and broker non-votes will have the same effect as a vote cast against the proposal.

Directors’ Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT OF THE CERTIFICATE OF INCORPORATION.

PROPOSAL 5 – SAY-ON-FREQUENCY ADVISORY VOTE ON THE

FREQUENCY OF SHAREHOLDER SAY-ON-PAY VOTES

General

Shareholders are being asked to vote, on an advisory basis, on how frequently Astrotech should present shareholders with a vote on the compensation of our named executive officers (“Say-on-Pay”).  You may vote to have a Say-on-Pay vote held annually, every two years, or every three years, or you may abstain.  As required under SEC rules, this non-binding “frequency” vote will be presented to shareholders at least once every six years beginning with this Annual Meeting.

Our Board of Directors determined that an advisory vote on named executive officer compensation every three years is the most appropriate alternative for Astrotech at this time and recommends that you vote for a three-year interval for the advisory shareholder vote on named executive officer compensation.

This vote on the frequency of shareholder Say-on-Pay votes is advisory, and therefore will not be binding on the Company.  However, we value our shareholders’ opinions and the Compensation Committee will take into account the outcome of the vote when recommending a Say-on-Pay voting frequency to the Board.  In voting on this proposal, you should be aware that you are not voting “for” or “against” the Board’s recommendation on the frequency of holding advisory stockholder Say-on-Pay votes.  Rather, you are voting on your preferred voting frequency by choosing the option of one year, two years, or three years, or you may abstain from voting on this proposal.

Directors’ Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE “3 YEAR” OPTION IN THE ADVISORY VOTE ON THE FREQUENCY OF SHAREHOLDER SAY-ON-PAY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.  PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY A CONTRARY CHOICE IN THEIR VOTING INSTRUCTIONS.

REPORT OF THE AUDIT COMMITTEE

The Board of Directors has established an Audit Committee of independent directors which operates under a written charter adopted by the Board of Directors. The charter was amended and restated in July 2015. Astrotech’s management is responsible for establishing a system of internal controls and for preparing the Company’s consolidated financial statements in accordance with U.S. generally accepted accounting principles. Astrotech’s independent auditors are responsible for auditing the Company’s consolidated financial statements in accordance with standards of the Public Company Accounting Oversight Board (“PCAOB”) and issuing their report based on that audit. Under the Audit Committee’s charter, the primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities as to (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements and the Company’s Code of Business Conduct and Ethics, (iii) the independent auditors’ qualifications and independence, and (iv) the performance of the independent auditors. The Audit Committee is also directly responsible for selecting and evaluating the independent auditors, reviewing, with the independent auditors, the plans and scope of the audit engagement, and reviewing with the independent auditors their objectivity and independence.

Most members of the Audit Committee are not professional accountants or auditors and, in performing their oversight role, rely without independent verification on the information and representations provided to them by management and Astrotech’s independent auditors. Accordingly, the Audit Committee’s oversight does not provide an independent basis to certify that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with accounting principles generally accepted in the United States, or that Astrotech’s independent auditors are in fact “independent” for fiscal year 2020. The Board of Directors has determined that for fiscal year 2020, Ronald W. Cantwell, Daniel T. Russler, Jr., and Tom Wilkinson were audit committee financial experts and such persons are independent as defined under the federal securities laws.

In connection with the preparation of the audited financial statements included in Astrotech’s annual report on Form 10-K for the year ended June 30, 2020:

•	The Audit Committee reviewed and discussed the audited financial statements with the independent auditors and management.
•

The Audit Committee discussed with the independent auditors the matters required to be discussed by PCAOB Auditing Standard AS 1301, Communications with Audit Committees. In general, this auditing standard requires the auditors to communicate to the Audit Committee certain matters that are incidental to the audit, such as any initiation of, or changes to, significant accounting policies, management judgments, accounting estimates and audit adjustments, disagreements with management, and the auditors’ judgment about the quality of the Company’s accounting principles.

•

The Audit Committee received from the independent auditors written disclosures and the letter regarding their independence required by PCAOB Rule 3526, and discussed with the auditors their independence. In general, PCAOB Rule 3526 requires the auditors to disclose to the Audit Committee any relationship between the auditors and its related entities and Astrotech that in the auditors’ professional judgment may reasonably be thought to bear on independence. The Audit Committee also considered whether the independent auditors’ provision of non-audit services to Astrotech was compatible with maintaining their independence.

Based on the review and discussions noted above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements for the year ended June 30, 2020 be included in Astrotech’s annual report on Form 10-K filed with the SEC.

This report is submitted by the Audit Committee of the Board of Directors.

The members of the Audit Committee are:

Ronald W. Cantwell (Chairman)
Daniel T. Russler, Jr.

Tom Wilkinson

The foregoing Audit Committee Report shall not be deemed to be incorporated by reference in any previous or future documents filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the report by reference in any such document.

ADDITIONAL INFORMATION

Proxy Solicitation Expense

The Company will bear all expenses of the solicitation, including the cost of preparing and mailing the proxy materials. In addition to solicitation by mail, officers and employees of the Company, without receiving any additional compensation, may solicit proxies personally or by telephone or facsimile. For the Annual Meeting, the Company will engage Morrow Sodali LLC (“Morrow”) to assist us with the solicitation of proxies for a fee of approximately $30,000, plus reasonable out-of-pocket expenses. In addition, we have retained Morrow to request brokerage houses, banks, and other custodians or nominees holding stock in their names for others to forward proxy materials to their customers or principals who are the beneficial owners of shares and will reimburse them for their expenses in doing so. The Company does not anticipate that the costs and expenses incurred in connection with this proxy solicitation will exceed those normally expended for a proxy solicitation for those matters to be voted on in the Annual Meeting.

Deadline for Submission of Shareholder Proposals for Next Year’s Annual Meeting

Shareholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2021 Annual Meeting of Shareholders must submit the proposal to us at our corporate headquarters no later than January 19, 2022, which proposal must be made in accordance with the provisions of Rule 14a-8 of the Exchange Act. Shareholders who intend to present a proposal at our 2021 Annual Meeting of Shareholders without inclusion of the proposal in our proxy materials are required to provide notice of such proposal to our Corporate Secretary so that such notice is received by our Corporate Secretary at our principal executive offices on or after March 3, 2022 but no later than April 2, 2022. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Discretionary Voting of Proxies on Other Matters

The Board of Directors for the Company knows of no matters to be presented at the Annual Meeting other than those described in this Proxy Statement. In the event that other business properly comes before the meeting, the persons named as proxies will have discretionary authority to vote the shares represented by the accompanying proxy in accordance with their own judgment.

Householding of Proxy Materials

Some banks, brokers, and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this Proxy Statement may have been sent to multiple shareholders in your household. The Company will promptly deliver a separate copy of either document to you if you call or write us at the following address and telephone number: 2028 E. Ben White Blvd., Suite 240-9530, Austin, Texas 78741, Attention: Secretary; telephone: (512) 485-9530. If you would prefer to receive separate copies of the Company’s annual report and proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact the Company at the above address or telephone number.

OTHER MATTERS

We do not intend to bring any other matters before the Annual Meeting, nor are we aware of any other matters that are to be properly presented to the Annual Meeting by others. In the event that other matters do properly come before the Annual Meeting or any adjournments thereof, it is the intention of the persons named in the Proxy to vote such Proxy in accordance with their best judgment on such matters.

The Form 10-K, including the Company’s audited financial statements for the year ended June 30, 2020, is being distributed to all shareholders of record as of the record date.

By Order of the Board of Directors,

Eric Stober Chief Financial Officer, Treasurer and Secretary Austin, Texas

Appendix A

ASTROTECH CORPORATION
2021 OMNIBUS EQUITY INCENTIVE PLAN

Purpose of Plan.

The name of the Plan is the Astrotech Corporation 2021 Omnibus Equity Incentive Plan (the “Plan”).  The purposes of the Plan are to (i) provide an additional incentive to selected employees, directors, and independent contractors of the Company or its Affiliates whose contributions are essential to the growth and success of the Company, (ii) strengthen the commitment of such individuals to the Company and its Affiliates, (iii) motivate those individuals to faithfully and diligently perform their responsibilities and (iv) attract and retain competent and dedicated individuals whose efforts will result in the long-term growth and profitability of the Company. To accomplish these purposes, the Plan provides that the Company may grant Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Other Stock-Based Awards or any combination of the foregoing.

Definitions.

For purposes of the Plan, the following terms shall be defined as set forth below:

“Administrator” means the Board, or, if and to the extent the Board does not administer the Plan, the Committee in accordance with Section 3 hereof.

“Affiliate” means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified as of any date of determination.

“Applicable Laws” means the applicable requirements under U.S. federal and state corporate laws, U.S. federal and state securities laws, including the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any other country or jurisdiction where Awards are granted under the Plan, as are in effect from time to time.

“Award” means any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit or Other Stock-Based Award granted under the Plan.

“Award Agreement” means any written notice, agreement, contract or other instrument or document evidencing an Award, including through electronic medium, which shall contain such terms and conditions with respect to an Award as the Administrator shall determine, consistent with the Plan.

“Beneficial Owner” (or any variant thereof) has the meaning defined in Rule 13d-3 under the Exchange Act.

“Board” means the Board of Directors of the Company.

“Bylaws” mean the bylaws of the Company, as may be amended and/or restated from time to time.

“Cause” has the meaning assigned to such term in any individual service, employment or severance agreement or Award Agreement with the Participant or, if no such agreement exists or if such agreement does not define “Cause,” then “Cause” means (i) the conviction of Participant by a court of competent jurisdiction as to which no further appeal can be taken of a crime involving moral turpitude or a felony; (ii) the commission by the Participant of a material act of fraud upon the Company or any Affiliate, or any customer or supplier thereof; (iii) the misappropriation of funds or property of the Company or any Affiliate, or any customer or supplier thereof; (iv) the willful and continued failure by the Participant to perform the material duties assigned to him or her that is not cured to the reasonable satisfaction of the Company within 30 days after written notice of such failure is provided to Participant; (v) the engagement by the Participant in any direct and material conflict of interest with the Company or any Affiliate without compliance with the Company’s or Affiliate’s conflict of interest policy, if any, then in effect; or (vi) the engagement by the Participant, with or without the written approval of the Company, in any material activity which competes with the business of the Company or any Affiliate or which would result in a material injury to the business, reputation or goodwill of the Company or any Affiliate.  Any voluntary termination of employment or service by the Participant in anticipation of an involuntary termination of the Participant’s employment or service, as applicable, for Cause shall be deemed to be a termination for Cause.

“Change in Capitalization” means any (i) merger, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase or other reorganization or corporate transaction or event, (ii) special or extraordinary dividend or other extraordinary distribution (whether in the form of cash, Common Stock or other property), stock split, reverse stock split, share subdivision or consolidation, (iii) combination or exchange of shares or (iv) other change in corporate structure, which, in any such case, the Administrator determines, in its sole discretion, affects the Shares such that an adjustment pursuant to Section 5 hereof is appropriate.

“Change in Control” means the first occurrence of an event set forth in any one of the following paragraphs following the Effective Date:

any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person which were acquired directly from the Company or any Affiliate thereof) representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph (3) below; or

the date on which individuals who constitute the Board as of the Effective Date and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended cease for any reason to constitute a majority of the number of directors serving on the Board; or

there is consummated a merger or consolidation of the Company or any direct or indirect Subsidiary with any other corporation or other entity, other than (i) a merger or consolidation (A) which results in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary, fifty percent (50%) or more of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation and (B) following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the Company, the entity surviving such merger or consolidation or, if the Company or the entity surviving such merger or consolidation is then a Subsidiary, the ultimate parent thereof, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates) representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities; or

the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than (A) a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are owned by stockholders of the Company following the completion of such transaction in substantially the same proportions as their ownership of the Company immediately prior to such sale or (B) a sale or disposition of all or substantially all of the Company’s assets immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the entity to which such assets are sold or disposed or, if such entity is a subsidiary, the ultimate parent thereof.

Notwithstanding the foregoing, (i) a Change in Control shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the holders of Common Stock immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions and (ii) to the extent required to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, a Change in Control shall be deemed to have occurred under the Plan with respect to any Award that constitutes deferred compensation under Section 409A of the Code only if a change in the ownership or effective control of the Company or a change in ownership of a substantial portion of the assets of the Company shall also be deemed to have occurred under Section 409A of the Code. For purposes of this definition of Change in Control, the term “Person” shall not include (i) the Company or any Subsidiary thereof, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary thereof, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of shares of the Company.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

“Committee” means any committee or subcommittee the Board may appoint to administer the Plan. Subject to the discretion of the Board, the Committee shall be composed entirely of individuals who meet the qualifications of a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act and any other qualifications required by the applicable stock exchange on which the Common Stock is traded.

“Common Stock” means the common stock of the Company, par value $0.001.

“Company” means Astrotech Corporation, a Delaware corporation (or any successor company, except as the term “Company” is used in the definition of “Change in Control” above).

“Disability” has the meaning assigned to such term in any individual service, employment or severance agreement or Award Agreement with the Participant or, if no such agreement exists or if such agreement does not define “Disability,” then “Disability” means that a Participant, as determined by the Administrator in its sole discretion, (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Company or an Affiliate thereof.

“Effective Date” has the meaning set forth in Section 17 hereof.

“Eligible Recipient” means an employee, director or independent contractor of the Company or any Affiliate of the Company who has been selected as an eligible participant by the Administrator; provided, however, to the extent required to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, an Eligible Recipient of an Option or a Stock Appreciation Right means an employee, non-employee director or independent contractor of the Company or any Affiliate of the Company with respect to whom the Company is an “eligible issuer of service recipient stock” within the meaning of Section 409A of the Code.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

“Exempt Award” shall mean the following:

An Award granted in assumption of, or in substitution for, outstanding awards previously granted by a corporation or other entity acquired by the Company or any of its Subsidiaries or with which the Company or any of its Subsidiaries combines by merger or otherwise. The terms and conditions of any such Awards may vary from the terms and conditions set forth in the Plan to the extent the Administrator at the time of grant may deem appropriate, subject to Applicable Laws.

An award that an Eligible Recipient purchases at Fair Market Value (including awards that an Eligible Recipient elects to receive in lieu of fully vested compensation that is otherwise due) whether or not the Shares are delivered immediately or on a deferred basis.

“Exercise Price” means, (i) with respect to any Option, the per share price at which a holder of such Option may purchase Shares issuable upon exercise of such Award, and (ii) with respect to a Stock Appreciation Right, the base price per share of such Stock Appreciation Right.

“Fair Market Value” of a share of Common Stock or another security as of a particular date shall mean the fair market value as determined by the Administrator in its sole discretion; provided, that, (i) if the Common Stock or other security is admitted to trading on a national securities exchange, the fair market value on any date shall be the closing sale price reported on such date, or if no shares were traded on such date, on the last preceding date for which there was a sale of a share of Common Stock on such exchange, or (ii) if the Common Stock or other security is then traded in an over-the-counter market, the fair market value on any date shall be the average of the closing bid and asked prices for such share in such over-the-counter market for the last preceding date on which there was a sale of such share in such market.

“Free Standing Rights” has the meaning set forth in Section 8.

“Good Reason” has the meaning assigned to such term in any individual service, employment or severance agreement or Award Agreement with the Participant or, if no such agreement exists or if such agreement does not define “Good Reason,” “Good Reason” and any provision of this Plan that refers to “Good Reason” shall not be applicable to such Participant.

“Grandfathered Arrangement” means an Award which is provided pursuant to a written binding contract in effect on November 2, 2017, and which was not modified in any material respect on or after November 2, 2017, within the meaning of Section 13601(e)(2) of P.L. 115.97, as may be amended from time to time (including any rules and regulations promulgated thereunder).

“Incentive Compensation” means annual cash bonus and any Award.

“ISO” means an Option intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code.

“Nonqualified Stock Option” shall mean an Option that is not designated as an ISO.

“Option” means an option to purchase shares of Common Stock granted pursuant to Section 7 hereof. The term “Option” as used in the Plan includes the terms “Nonqualified Stock Option” and “ISO.”

“Other Stock-Based Award” means a right or other interest granted pursuant to Section 10 hereof that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Common Stock, including, but not limited to, unrestricted Shares, dividend equivalents or performance units, each of which may be subject to the attainment of performance goals or a period of continued provision of service or employment or other terms or conditions as permitted under the Plan.

“Participant” means any Eligible Recipient selected by the Administrator, pursuant to the Administrator’s authority provided for in Section 3 below, to receive grants of Awards, and, upon his or her death, his or her successors, heirs, executors and administrators, as the case may be.

“Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof.

“Plan” means this 2021 Omnibus Equity Incentive Plan.

“Prior Plans” means the Company’s 2011 Stock Incentive Plan and 2008 Stock Incentive Plan, as in effect immediately prior to the Effective Date.

“Related Rights” has the meaning set forth in Section 8.

“Restricted Period” has the meaning set forth in Section 9.

“Restricted Stock” means a Share granted pursuant to Section 9 below subject to certain restrictions that lapse at the end of a specified period (or periods) of time and/or upon attainment of specified performance objectives.

“Restricted Stock Unit” means the right granted pursuant to Section 9 hereof to receive a Share at the end of a specified restricted period (or periods) of time and/or upon attainment of specified performance objectives.

“Rule 16b-3” has the meaning set forth in Section 3.

“Section 16 Officer” means any officer of the Company whom the Board has determined is subject to the reporting requirements of Section 16 of the Exchange Act, whether or not such individual is a Section 16 Officer at the time the determination to recoup compensation is made.

“Shares” means Common Stock reserved for issuance under the Plan, as adjusted pursuant to the Plan, and any successor (pursuant to a merger, consolidation or other reorganization) security.

“Stock Appreciation Right” means a right granted pursuant to Section 8 hereof to receive an amount equal to the excess, if any, of (i) the aggregate Fair Market Value, as of the date such Award or portion thereof is surrendered, of the Shares covered by such Award or such portion thereof, over (ii) the aggregate Exercise Price of such Award or such portion thereof.

“Subsidiary” means, with respect to any Person, as of any date of determination, any other Person as to which such first Person owns or otherwise controls, directly or indirectly, more than 50% of the voting shares or other similar interests or a sole general partner interest or managing member or similar interest of such other Person.

“Transfer” has the meaning set forth in Section 15.

Administration.

The Plan shall be administered by the Administrator and shall be administered, to the extent applicable, in accordance with Rule 16b-3 under the Exchange Act (“Rule 16b-3”).

Pursuant to the terms of the Plan, the Administrator, subject, in the case of any Committee, to any restrictions on the authority delegated to it by the Board, shall have the power and authority, without limitation:

to select those Eligible Recipients who shall be Participants;

to determine whether and to what extent Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Other Stock-Based Awards or a combination of any of the foregoing, are to be granted hereunder to Participants;

to determine the number of Shares to be covered by each Award granted hereunder;

to determine the terms and conditions, not inconsistent with the terms of the Plan, of each Award granted hereunder (including, but not limited to, (i) the restrictions applicable to Restricted Stock or Restricted Stock Units and the conditions under which restrictions applicable to such Restricted Stock or Restricted Stock Units shall lapse, (ii) the performance goals and periods applicable to Awards, (iii) the Exercise Price of each Option and each Stock Appreciation Right or the purchase price of any other Award, (iv) the vesting schedule and terms applicable to each Award, (v) the number of Shares or amount of cash or other property subject to each Award and (vi) subject to the requirements of Section 409A of the Code (to the extent applicable) any amendments to the terms and conditions of outstanding Awards, including, but not limited to, extending the exercise period of such Awards and accelerating the payment schedules of such Awards and/or, to the extent specifically permitted under the Plan, accelerating the vesting schedules of such Awards);

to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing Awards;

to determine the Fair Market Value in accordance with the terms of the Plan;

to determine the duration and purpose of leaves of absence which may be granted to a Participant without constituting termination of the Participant’s service or employment for purposes of Awards granted under the Plan;

to adopt, alter and repeal such administrative rules, regulations, guidelines and practices governing the Plan as it shall from time to time deem advisable;

to construe and interpret the terms and provisions of, and supply or correct omissions in, the Plan and any Award issued under the Plan (and any Award Agreement relating thereto), and to otherwise supervise the administration of the Plan and to exercise all powers and authorities either specifically granted under the Plan or necessary and advisable in the administration of the Plan; and

to prescribe, amend and rescind rules and regulations relating to sub-plans established for the purpose of satisfying applicable non-United States laws or for qualifying for favorable tax treatment under applicable non-United States laws, which rules and regulations may be set forth in an appendix or appendixes to the Plan.

All decisions made by the Administrator pursuant to the provisions of the Plan shall be final, conclusive and binding on all Persons, including the Company and the Participants.

The expenses of administering the Plan shall be borne by the Company and its Affiliates.

If at any time or to any extent the Board shall not administer the Plan, then the functions of the Administrator specified in the Plan shall be exercised by the Committee. Except as otherwise provided in the Articles of Incorporation or Bylaws of the Company, any action of the Committee with respect to the administration of the Plan shall be taken by a majority vote at a meeting at which a quorum is duly constituted or unanimous written consent of the Committee’s members.

Shares Reserved for Issuance Under the Plan.

Subject to Section 5 hereof, the number of shares of Common Stock that are reserved and available for issuance pursuant to Awards granted under the Plan shall be equal to the sum of (i) 1,500,000 shares, plus (ii) the number of shares of Common Stock reserved, but unissued under the Prior Plans; (iii) the number of shares of Common Stock underlying forfeited awards under the Prior Plans; and (iv) an annual increase on the first day of each calendar year beginning with the first January 1 following the Effective Date and ending with the last January 1 during the initial ten-year term of the Plan, equal to the lesser of (A) five percent (5%) of the Shares outstanding (on an as-converted basis, which shall include Shares issuable upon the exercise or conversion of all outstanding securities or rights convertible into or exercisable for Shares, including without limitation, preferred stock, warrants and employee options to purchase any Shares) on the final day of the immediately preceding calendar year and (B) such lesser number of Shares as determined by the Board; provided, that, shares of Common Stock issued under the Plan with respect to an Exempt Award shall not count against such share limit.  Following the Effective Date, no further awards shall be issued under the Prior Plans, but all awards under the Prior Plans which are outstanding as of the Effective Date (including any Grandfathered Arrangement) shall continue to be governed by the terms, conditions and procedures set forth in the Prior Plans and any applicable Award Agreement.

Shares issued under the Plan may, in whole or in part, be authorized but unissued Shares or Shares that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. If an Award entitles the Participant to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan. If any Shares subject to an Award are forfeited, cancelled, exchanged or surrendered or if an Award otherwise terminates or expires without a distribution of Shares to the Participant, the Shares with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for granting Awards under the Plan. Notwithstanding the foregoing, Shares surrendered or withheld as payment of either the Exercise Price of an Award (including Shares otherwise underlying a Stock Appreciation Right that are retained by the Company to account for the Exercise Price of such Stock Appreciation Right) and/or withholding taxes in respect of an Award shall no longer be available for grant under the Plan.  In addition, (i) to the extent an Award is denominated in shares of Common Stock, but paid or settled in cash, the number of shares of Common Stock with respect to which such payment or settlement is made shall again be available for grants of Awards pursuant to the Plan and (ii) shares of Common Stock underlying Awards that can only be settled in cash shall not be counted against the aggregate number of shares of Common Stock available for Awards under the Plan.  Upon the exercise of any Award granted in tandem with any other Awards, such related Awards shall be cancelled to the extent of the number of Shares as to which the Award is exercised and, notwithstanding the foregoing, such number of Shares shall no longer be available for grant under the Plan.

No more than 1,500,000 Shares (as increased on an annual basis, on the first day of each calendar year beginning with the first January 1 following the Effective Date and ending with the last January 1 during the initial ten-year term of the Plan, by the lesser of (A) five percent (5%) of the Shares outstanding (on an as-converted basis, which shall include Shares issuable upon the exercise or conversion of all outstanding securities or rights convertible into or exercisable for Shares, including without limitation, preferred stock, warrants and employee options to purchase any Shares) on the final day of the immediately preceding calendar year; (B) 1,500,000 Shares, and (C) such lesser number of Shares as determined by the Board) shall be issued pursuant to the exercise of ISOs.

Equitable Adjustments.

In the event of any Change in Capitalization, an equitable substitution or proportionate adjustment shall be made in (i) the aggregate number and kind of securities reserved for issuance under the Plan pursuant to Section 4, (ii) the kind, number of securities subject to, and the Exercise Price subject to outstanding Options and Stock Appreciation Rights granted under the Plan, (iii) the kind, number and purchase price of Shares or other securities or the amount of cash or amount or type of other property subject to outstanding Restricted Stock, Restricted Stock Units or Other Stock-Based Awards granted under the Plan; and/or (iv) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); provided, however, that any fractional shares resulting from the adjustment shall be eliminated. Such other equitable substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion. Without limiting the generality of the foregoing, in connection with a Change in Capitalization, the Administrator may provide, in its sole discretion, but subject in all events to the requirements of Section 409A of the Code, for the cancellation of any outstanding Award granted hereunder in exchange for payment in cash or other property having an aggregate Fair Market Value equal to the Fair Market Value of the Shares, cash or other property covered by such Award, reduced by the aggregate Exercise Price or purchase price thereof, if any; provided, however, that if the Exercise Price or purchase price of any outstanding Award is equal to or greater than the Fair Market Value of the shares of Common Stock, cash or other property covered by such Award, the Administrator may cancel such Award without the payment of any consideration to the Participant. Further, without limiting the generality of the foregoing, with respect to Awards subject to foreign laws, adjustments made hereunder shall be made in compliance with applicable requirements.  Except to the extent determined by the Administrator, any adjustments to ISOs under this Section 5 shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code. The Administrator’s determinations pursuant to this Section 5 shall be final, binding and conclusive.

Eligibility and Award Limits.

The Participants in the Plan shall be selected from time to time by the Administrator, in its sole discretion, from those individuals that qualify as Eligible Recipients.  No Participant who is a director, but is not also an employee or consultant, of the Company shall receive Awards and be paid cash compensation during any calendar year that exceed, in the aggregate, $250,000 in total value (with cash compensation measured for this purpose at its value upon payment and any Awards measured for this purpose at their grant date Fair Market Value, as determined for the Company’s financial reporting purposes).

Options.

General. Options granted under the Plan shall be designated as Nonqualified Stock Options or ISOs. Each Participant who is granted an Option shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion, including, among other things, the Exercise Price of the Option, the term of the Option and provisions regarding exercisability of the Option, and whether the Option is intended to be an ISO or a Nonqualified Stock Option (and in the event the Award Agreement has no such designation, the Option shall be a Nonqualified Stock Option). The provisions of each Option need not be the same with respect to each Participant. More than one Option may be granted to the same Participant and be outstanding concurrently hereunder. Options granted under the Plan shall be subject to the terms and conditions set forth in this Section 7 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable and set forth in the applicable Award Agreement.

Exercise Price. The Exercise Price of Shares purchasable under an Option shall be determined by the Administrator in its sole discretion at the time of grant, but in no event shall the exercise price of an Option be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date of grant.

Option Term. The maximum term of each Option shall be fixed by the Administrator, but no Option shall be exercisable more than ten (10) years after the date such Option is granted. Each Option’s term is subject to earlier expiration pursuant to the applicable provisions in the Plan and the Award Agreement.  Notwithstanding the foregoing, subject to Section 4(d) of the Plan, the Administrator shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as the Administrator, in its sole discretion, deems appropriate.

Exercisability. Each Option shall be exercisable at such time or times and subject to such terms and conditions, including the attainment of performance goals, as shall be determined by the Administrator in the applicable Award Agreement. The Administrator may also provide that any Option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time, in whole or in part, based on such factors as the Administrator may determine in its sole discretion.

Method of Exercise. Options may be exercised in whole or in part by giving written notice of exercise to the Company specifying the number of whole Shares to be purchased, accompanied by payment in full of the aggregate Exercise Price of the Shares so purchased in cash or its equivalent, as determined by the Administrator. As determined by the Administrator, in its sole discretion, with respect to any Option or category of Options, payment in whole or in part may also be made (i) by means of consideration received under any cashless exercise procedure approved by the Administrator (including the withholding of Shares otherwise issuable upon exercise), (ii) in the form of unrestricted Shares already owned by the Participant which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (iii) any other form of consideration approved by the Administrator and permitted by Applicable Laws or (iv) any combination of the foregoing.

ISOs. The terms and conditions of ISOs granted hereunder shall be subject to the provisions of Section 422 of the Code and the terms, conditions, limitations and administrative procedures established by the Administrator from time to time in accordance with the Plan. At the discretion of the Administrator, ISOs may be granted only to an employee of the Company, its “parent corporation” (as such term is defined in Section 424(e) of the Code) or a Subsidiary of the Company.

ISO Grants to 10% Stockholders. Notwithstanding anything to the contrary in the Plan, if an ISO is granted to a Participant who owns shares representing more than ten percent (10%) of the voting power of all classes of shares of the Company at the time of grant, its “parent corporation” (as such term is defined in Section 424(e) of the Code) or a Subsidiary of the Company, the term of the ISO shall not exceed five (5) years from the time of grant of such ISO and the Exercise Price shall be at least one hundred and ten percent (110%) of the Fair Market Value of the Shares on the date of grant.

$100,000 Per Year Limitation For ISOs. To the extent the aggregate Fair Market Value (determined on the date of grant) of the Shares for which ISOs are exercisable for the first time by any Participant during any calendar year (under all plans of the Company) exceeds $100,000, such excess ISOs shall be treated as Nonqualified Stock Options.

Disqualifying Dispositions. Each Participant awarded an ISO under the Plan shall notify the Company in writing immediately after the date the Participant makes a “disqualifying disposition” of any Share acquired pursuant to the exercise of such ISO. A “disqualifying disposition” is any disposition (including any sale) of such Shares before the later of (i) two years after the date of grant of the ISO and (ii) one year after the date the Participant acquired the Shares by exercising the ISO.

Rights as Stockholder. A Participant shall have no rights to dividends, dividend equivalents or distributions or any other rights of a stockholder with respect to the Shares subject to an Option until the Participant has given written notice of the exercise thereof, and has paid in full for such Shares and has satisfied the requirements of Section 15 hereof.

Termination of Employment or Service. Treatment of an Option upon termination of employment of a Participant shall be provided for by the Administrator in the Award Agreement.

Other Change in Employment or Service Status. An Option shall be affected, both with regard to vesting schedule and termination, by leaves of absence, including unpaid and un-protected leaves of absence, changes from full-time to part-time employment, partial Disability or other changes in the employment status or service status of a Participant, in the discretion of the Administrator.

Stock Appreciation Rights.

General. Stock Appreciation Rights may be granted either alone (“Free Standing Rights”) or in conjunction with all or part of any Option granted under the Plan (“Related Rights”). Related Rights may be granted either at or after the time of the grant of such Option. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, grants of Stock Appreciation Rights shall be made. Each Participant who is granted a Stock Appreciation Right shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion, including, among other things, the number of Shares to be awarded, the Exercise Price per Share, and all other conditions of Stock Appreciation Rights. Notwithstanding the foregoing, no Related Right may be granted for more Shares than are subject to the Option to which it relates. The provisions of Stock Appreciation Rights need not be the same with respect to each Participant. Stock Appreciation Rights granted under the Plan shall be subject to the following terms and conditions set forth in this Section 8 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable, as set forth in the applicable Award Agreement.

Awards; Rights as Stockholder. A Participant shall have no rights to dividends or any other rights of a stockholder with respect to the shares of Common Stock, if any, subject to a Stock Appreciation Right until the Participant has given written notice of the exercise thereof and has satisfied the requirements of Section 15 hereof.

Exercise Price. The Exercise Price of Shares purchasable under a Stock Appreciation Right shall be determined by the Administrator in its sole discretion at the time of grant, but in no event shall the exercise price of a Stock Appreciation Right be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date of grant.

Exercisability.

Stock Appreciation Rights that are Free Standing Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator in the applicable Award Agreement.

Stock Appreciation Rights that are Related Rights shall be exercisable only at such time or times and to the extent that the Options to which they relate shall be exercisable in accordance with the provisions of Section 7 hereof and this Section 8 of the Plan.

Payment Upon Exercise.

Upon the exercise of a Free Standing Right, the Participant shall be entitled to receive up to, but not more than, that number of Shares equal in value to the excess of the Fair Market Value as of the date of exercise over the Exercise Price per share specified in the Free Standing Right multiplied by the number of Shares in respect of which the Free Standing Right is being exercised.

A Related Right may be exercised by a Participant by surrendering the applicable portion of the related Option. Upon such exercise and surrender, the Participant shall be entitled to receive up to, but not more than, that number of Shares equal in value to the excess of the Fair Market Value as of the date of exercise over the Exercise Price specified in the related Option multiplied by the number of Shares in respect of which the Related Right is being exercised. Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the Related Rights have been so exercised.

Notwithstanding the foregoing, the Administrator may determine to settle the exercise of a Stock Appreciation Right in cash (or in any combination of Shares and cash).

Termination of Employment or Service. Treatment of a Stock Appreciation Right upon termination of employment of a Participant shall be provided for by the Administrator in the Award Agreement.

Term.

The term of each Free Standing Right shall be fixed by the Administrator, but no Free Standing Right shall be exercisable more than ten (10) years after the date such right is granted.

The term of each Related Right shall be the term of the Option to which it relates, but no Related Right shall be exercisable more than ten (10) years after the date such right is granted.

Other Change in Employment or Service Status. Stock Appreciation Rights shall be affected, both with regard to vesting schedule and termination, by leaves of absence, including unpaid and un-protected leaves of absence, changes from full-time to part-time employment, partial Disability or other changes in the employment or service status of a Participant, in the discretion of the Administrator.

Restricted Stock and Restricted Stock Units.

General. Restricted Stock or Restricted Stock Units may be issued under the Plan. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, Restricted Stock or Restricted Stock Units shall be made. Each Participant who is granted Restricted Stock or Restricted Stock Units shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion, including, among other things, the number of Shares to be awarded; the price, if any, to be paid by the Participant for the acquisition of Restricted Stock or Restricted Stock Units; the period of time restrictions, performance goals or other conditions that apply to Transferability, delivery or vesting of such Awards (the “Restricted Period”); and all other conditions applicable to the Restricted Stock and Restricted Stock Units. If the restrictions, performance goals or conditions established by the Administrator are not attained, a Participant shall forfeit his or her Restricted Stock or Restricted Stock Units, in accordance with the terms of the grant. The provisions of the Restricted Stock or Restricted Stock Units need not be the same with respect to each Participant.

Awards. The Company may require that, as a condition of any Award of Restricted Stock, the Participant shall have delivered a share transfer form, endorsed in blank, relating to the Shares covered by such Award. Notwithstanding anything in the Plan to the contrary, any Restricted Stock or Restricted Stock Units to be settled in Shares (at the expiration of the Restricted Period, and whether before or after any vesting conditions have been satisfied) may, in the Company’s sole discretion, be issued in uncertificated form.  Further, notwithstanding anything in the Plan to the contrary, with respect to Restricted Stock Units, at the expiration of the Restricted Period, Shares, or cash, as applicable, shall promptly be issued to the Participant, unless otherwise deferred in accordance with procedures established by the Company in accordance with Section 409A of the Code, and such issuance or payment shall in any event be made within such period as is required to avoid the imposition of a tax under Section 409A of the Code.

Restrictions and Conditions. The Restricted Stock or Restricted Stock Units granted pursuant to this Section 9 shall be subject to the following restrictions and conditions and any additional restrictions or conditions as determined by the Administrator at the time of grant or, subject to Section 409A of the Code where applicable, thereafter:

The Administrator may, in its sole discretion, provide for the lapse of restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including, but not limited to, the attainment of certain performance goals, the Participant’s termination of employment or service with the Company or any Affiliate thereof, or the Participant’s death or Disability.  Notwithstanding the foregoing, upon a Change in Control, the outstanding Awards shall be subject to Section 11 hereof.

Except as provided in the applicable Award Agreement, the Participant shall generally have the rights of a stockholder of the Company with respect to Restricted Stock during the Restricted Period; provided, however, that dividends declared during the Restricted Period with respect to an Award, shall only become payable if (and to the extent) the underlying Restricted Stock vests. Except as provided in the applicable Award Agreement, the Participant shall generally not have the rights of a stockholder with respect to Shares subject to Restricted Stock Units during the Restricted Period; provided, however, that, subject to Section 409A of the Code, an amount equal to dividends declared during the Restricted Period with respect to the number of Shares covered by Restricted Stock Units shall, unless otherwise set forth in an Award Agreement, be paid to the Participant at the time (and to the extent) Shares in respect of the related Restricted Stock Units are delivered to the Participant.

The rights of Participants granted Restricted Stock or Restricted Stock Units upon termination of employment or service as a director or independent contractor to the Company or to any Affiliate thereof terminates for any reason during the Restricted Period shall be set forth in the Award Agreement.

Form of Settlement. The Administrator reserves the right in its sole discretion to provide (either at or after the grant thereof) that any Restricted Stock Unit represents the right to receive the amount of cash per unit that is determined by the Administrator in connection with the Award.

Other Stock-Based Awards.

Other Stock-Based Awards may be issued under the Plan. Subject to the provisions of the Plan, the Administrator shall have sole and complete authority to determine the individuals to whom and the time or times at which such Other Stock-Based Awards shall be granted. Each Participant who is granted an Other Stock-Based Award shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion, including, among other things, the number of shares of Common Stock to be granted pursuant to such Other Stock-Based Awards, or the manner in which such Other Stock-Based Awards shall be settled (e.g., in shares of Common Stock, cash or other property), or the conditions to the vesting and/or payment or settlement of such Other Stock-Based Awards (which may include, but not be limited to, achievement of performance criteria) and all other terms and conditions of such Other Stock-Based Awards. In the event that the Administrator grants a bonus in the form of Shares, the Shares constituting such bonus shall, as determined by the Administrator, be evidenced in uncertificated form or by a book entry record in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such bonus is payable. Notwithstanding anything set forth in the Plan to the contrary, any dividend or dividend equivalent Award issued hereunder shall be subject to the same restrictions, conditions and risks of forfeiture as apply to the underlying Award.

Change in Control.

Unless otherwise determined by the Administrator and evidenced in an Award Agreement, in the event that (a) a Change in Control occurs, and (b) the Participant is employed by the Company or any of its Affiliates immediately prior to the consummation of such Change in Control then upon the consummation of such Change in Control, the Administrator, in its sole and absolute discretion, may:

provide that any unvested or unexercisable portion of any Award carrying a right to exercise become fully vested and exercisable; and

cause the restrictions, deferral limitations, payment conditions and forfeiture conditions applicable to an Award granted under the Plan to lapse and such Awards shall be deemed fully vested and any performance conditions imposed with respect to such Awards shall be deemed to be fully achieved at target performance levels.

If the Administrator determines in its discretion pursuant to Section 3(b)(4) hereof to accelerate the vesting of Options and/or Share Appreciation Rights in connection with a Change in Control, the Administrator shall also have discretion in connection with such action to provide that all Options and/or Stock Appreciation Rights outstanding immediately prior to such Change in Control shall expire on the effective date of such Change in Control.

Amendment and Termination.

The Board may amend, alter or terminate the Plan at any time, but no amendment, alteration or termination shall be made that would impair the rights of a Participant under any Award theretofore granted without such Participant’s consent. The Board shall obtain approval of the Company’s stockholders for any amendment that would require such approval in order to satisfy the requirements of any rules of the stock exchange on which the Common Stock is traded or other Applicable Law. The Administrator may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Section 5 of the Plan and the immediately preceding sentence, no such amendment shall materially impair the rights of any Participant without his or her consent.

Unfunded Status of Plan.

The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

Withholding Taxes.

Each Participant shall, no later than the date as of which the value of an Award first becomes includible in the gross income of such Participant for purposes of applicable taxes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of an amount up to the maximum statutory tax rates in the Participant’s applicable jurisdiction with respect to the Award, as determined by the Company. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by Applicable Laws, have the right to deduct any such taxes from any payment of any kind otherwise due to such Participant. Whenever cash is to be paid pursuant to an Award, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any applicable withholding tax requirements related thereto. Whenever Shares or property other than cash are to be delivered pursuant to an Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any related taxes to be withheld and applied to the tax obligations; provided, that, with the approval of the Administrator, a Participant may satisfy the foregoing requirement by either (i) electing to have the Company withhold from delivery of Shares or other property, as applicable, or (ii) delivering already owned unrestricted shares of Common Stock, in each case, having a value not exceeding the applicable taxes to be withheld and applied to the tax obligations. Such already owned and unrestricted shares of Common Stock shall be valued at their Fair Market Value on the date on which the amount of tax to be withheld is determined and any fractional share amounts resulting therefrom shall be settled in cash. Such an election may be made with respect to all or any portion of the Shares to be delivered pursuant to an award. The Company may also use any other method of obtaining the necessary payment or proceeds, as permitted by Applicable Laws, to satisfy its withholding obligation with respect to any Award.

Transfer of Awards.

Until such time as the Awards are fully vested and/or exercisable in accordance with the Plan or an Award Agreement, no purported sale, assignment, mortgage, hypothecation, transfer, charge, pledge, encumbrance, gift, transfer in trust (voting or other) or other disposition of, or creation of a security interest in or lien on, any Award or any agreement or commitment to do any of the foregoing (each, a “Transfer”) by any holder thereof in violation of the provisions of the Plan or an Award Agreement will be valid, except with the prior written consent of the Administrator, which consent may be granted or withheld in the sole discretion of the Administrator. Any purported Transfer of an Award or any economic benefit or interest therein in violation of the Plan or an Award Agreement shall be null and void ab initio and shall not create any obligation or liability of the Company, and any Person purportedly acquiring any Award or any economic benefit or interest therein transferred in violation of the Plan or an Award Agreement shall not be entitled to be recognized as a holder of such Shares or other property underlying such Award. Unless otherwise determined by the Administrator in accordance with the provisions of the immediately preceding sentence, an Option or a Stock Appreciation Right may be exercised, during the lifetime of the Participant, only by the Participant or, during any period during which the Participant is under a legal Disability, by the Participant’s guardian or legal representative.

Continued Employment or Service.

Neither the adoption of the Plan nor the grant of an Award shall confer upon any Eligible Recipient any right to continued employment or service with the Company or any Affiliate thereof, as the case may be, nor shall it interfere in any way with the right of the Company or any Affiliate thereof to terminate the employment or service of any of its Eligible Recipients at any time.

Effective Date.

The Plan was approved by the Board on [_________], 2021 and shall be adopted and become effective on the date that it is approved by the Company’s stockholders (the “Effective Date”).

Electronic Signature.

Participant’s electronic signature of an Award Agreement shall have the same validity and effect as a signature affixed by hand.

Term of Plan.

No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date, but Awards theretofore granted may extend beyond that date.

Securities Matters and Regulations.

Notwithstanding anything herein to the contrary, the obligation of the Company to sell or deliver Shares with respect to any Award granted under the Plan shall be subject to all Applicable Laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Administrator. The Administrator may require, as a condition of the issuance and delivery of certificates evidencing shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such agreements and representations, and that such certificates bear such legends, as the Administrator, in its sole discretion, deems necessary or advisable.

Each Award is subject to the requirement that, if at any time the Administrator determines that the listing, registration or qualification of Shares is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Shares, no such Award shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Administrator.

In the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Administrator may require a Participant receiving Common Stock pursuant to the Plan, as a condition precedent to receipt of such Common Stock, to represent to the Company in writing that the Common Stock acquired by such Participant is acquired for investment only and not with a view to distribution.

Section 409A of the Code.

The Plan as well as payments and benefits under the Plan are intended to be exempt from, or to the extent subject thereto, to comply with Section 409A of the Code, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted in accordance therewith. Notwithstanding anything contained herein to the contrary, to the extent required in order to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, the Participant shall not be considered to have terminated employment or service with the Company for purposes of the Plan and no payment shall be due to the Participant under the Plan or any Award until the Participant would be considered to have incurred a “separation from service” from the Company and its Affiliates within the meaning of Section 409A of the Code. Any payments described in the Plan that are due within the “short term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Law requires otherwise. Notwithstanding anything to the contrary in the Plan, to the extent that any Awards (or any other amounts payable under any plan, program or arrangement of the Company or any of its Affiliates) are payable upon a separation from service and such payment would result in the imposition of any individual tax and penalty interest charges imposed under Section 409A of the Code, the settlement and payment of such awards (or other amounts) shall instead be made on the first business day after the date that is six (6) months following such separation from service (or death, if earlier). Each amount to be paid or benefit to be provided under this Plan shall be construed as a separate identified payment for purposes of Section 409A of the Code. The Company makes no representation that any or all of the payments or benefits described in this Plan will be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to any such payment. The Participant shall be solely responsible for the payment of any taxes and penalties incurred under Section 409A.

Notification of Election Under Section 83(b) of the Code.

If any Participant shall, in connection with the acquisition of shares of Common Stock under the Plan, make the election permitted under Section 83(b) of the Code, such Participant shall notify the Company of such election within ten (10) days after filing notice of the election with the Internal Revenue Service.

No Fractional Shares.

No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Administrator shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

Beneficiary.

A Participant may file with the Administrator a written designation of a beneficiary on such form as may be prescribed by the Administrator and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the executor or administrator of the Participant’s estate shall be deemed to be the Participant’s beneficiary.

Paperless Administration.

In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Participant may be permitted through the use of such an automated system.

Severability.

If any provision of the Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in the Plan.

Clawback.

If the Company is required to prepare a financial restatement due to the material non-compliance of the Company with any financial reporting requirement, then the Committee may require any Section 16 Officer to repay or forfeit to the Company, and each Section 16 Officer agrees to so repay or forfeit, that part of the Incentive Compensation received by that Section 16 Officer during the three-year period preceding the publication of the restated financial statement that the Committee determines was in excess of the amount that such Section 16 Officer would have received had such Incentive Compensation been calculated based on the financial results reported in the restated financial statement. The Committee may take into account any factors it deems reasonable in determining whether to seek recoupment of previously paid Incentive Compensation and how much Incentive Compensation to recoup from each Section 16 Officer (which need not be the same amount or proportion for each Section 16 Officer), including any determination by the Committee that a Section 16 Officer engaged in fraud, willful misconduct or committed grossly negligent acts or omissions which materially contributed to the events that led to the financial restatement. The amount and form of the Incentive Compensation to be recouped shall be determined by the Committee in its sole and absolute discretion, and recoupment of Incentive Compensation may be made, in the Committee’s sole and absolute discretion, through the cancellation of vested or unvested Awards, cash repayment or both.

Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any Applicable Laws, government regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such Applicable Law, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or stock exchange listing requirement).

Governing Law.

The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to principles of conflicts of law of such state.

Indemnification.

To the extent allowable pursuant to applicable law, each member of the Board and the Administrator and any officer or other employee to whom authority to administer any component of the Plan is designated shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided, however, that he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf.  The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled pursuant to the Company’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Titles and Headings, References to Sections of the Code or Exchange Act.

The titles and headings of the sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control. References to sections of the Code or the Exchange Act shall include any amendment or successor thereto.

Successors.

The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.

Relationship to other Benefits.

No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare, or other benefit plan of the Company or any Affiliate except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

Appendix B

CERTIFICATE OF AMENDMENT
to
CERTIFICATE OF INCORPORATION
of
ASTROTECH CORPORATION

ASTROTECH CORPORATION, a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:

FIRST: The name of the Corporation is Astrotech Corporation. The Certificate of Incorporation was filed with the Secretary of State of the State of Delaware (the “Secretary of State”) on December 22, 2017 (the “Certificate of Incorporation”).

SECOND: the first sentence of Article FOURTH of the Certificate of Incorporation shall be amended and restated in its entirety to read as follows:

The total number of shares of capital stock that the Corporation shall have authority to issue is 252,500,000 shares, consisting of 250,000,000 shares of common stock, par value $0.001 per share (the “Common Stock”), and 2,500,000 shares of preferred stock, par value $0.001 per share (the “Preferred Stock”).

THIRD: The stockholders of the Corporation have duly approved the foregoing amendment in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be duly adopted and executed in its corporate name and on its behalf by its duly authorized officer as of the         day of                     , 2021.

Astrotech Corporation

/s/ Thomas B. Pickens III
By:	Thomas B. Pickens III
Chief Executive Officer

X PLEASE MARK VOTES AS IN THIS EXAMPLE

Board of Directors recommends a vote **FOR** proposals 1, 2, 3, 4 and 5.

1: Election of Directors

01 Thomas B. Pickens III
02 Daniel T. Russler, Jr.
03 Ronald W. Cantwell
04 Tom Wilkinson

VOTE FOR ALL NOMINEES	WITHHOLD VOTE FROM ALL NOMINEES	FOR ALL EXCEPT (See instructions below)
☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any nominee, mark the "Exception" box and write the number(s) in the space provided below.

____

	FOR	AGAINST	ABSTAIN
2: Ratify Armanino LLP as the independent auditor.	☐	☐	☐
3: Approve the 2021 Omnibus Equity Plan.	☐	☐	☐
4. Approve increase of total number of authorized shares of Astrotech's common stock.	☐	☐	☐

	1 Year	2 Years	3 Years
5. Advisory vote to approve the frequency of future Say-on-Pay votes.	☐	☐	☐

☐ **To attend the meeting and vote your shares in person, please mark this box.**

Authorized Signatures - This section must be completed for your vote to be counted.

Date: ______________________________, 2021

____
Please Sign Here

____
Please Sign Here

Please sign exactly as your name(s) appears on your stock certificate. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

PLEASE SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

▲ TO VOTE BY MAIL, PLEASE DETACH HERE ▲

VOTE BY INTERNET OR TELEPHONE

QUICK ★ ★ ★ EASY ★ ★ ★ IMMEDIATE

Your internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, and returned your proxy card by mail.

VOTE BY INTERNET: The web address is **www.proxyvoting.com/ASTC**. You will be asked to enter a CONTROL NUMBER which is located in the lower right hand corner of this form.

VOTE BY PHONE: You will be asked to enter a CONTROL NUMBER which is located in the lower right hand corner of this form.

Call ★ ★ Toll Free ★ ★ On a Touch-Tone Telephone
1-888-457-2959
There is NO CHARGE to you for this call

OPTION A: You are encouraged to review each proposal and select a voting choice before you submit your proxy. Please press 0 in order to vote on each proposal separately.

OPTION B: If you prefer not to select a voting choice with respect to each proposal you may press 1 to submit a proxy. If you select this option, your shares will be voted in accordance with the recommendations made by the Board of Directors.

THANK YOU FOR VOTING.

CONTROL NUMBER
for Telephone/Internet Voting